Exhibit 1.01

Conflict Minerals Report

Introduction

Our subsidiaries manufacture, market and sell various specialty chemical product lines, including high-quality specialty paints, protective coatings, roofing systems, sealants, adhesives, and cleaners as well as carpet cleaning, structure drying and dehumidifying hardware products focusing on the maintenance and improvement needs of both the industrial and consumer markets. Our family of products includes those marketed under brand names such as API, Carboline, CAVE, DAP, Dri-Eaz, Euclid, EUCO, Fibergrate, Flecto, Flowcrete, Grupo PV, Hummervoll, Universal Sealants, illbruck, Rust-Oleum, Sapphire Scientific, Stonhard, Toxement, Tremco, Tuf-Stand, Viapol, Watco and Zinsser. As of May 31, 2015, our subsidiaries marketed products in approximately 170 countries and territories and operate manufacturing facilities in approximately 116 locations in the United States, Argentina, Australia, Belgium, Brazil, Canada, Chile, China, Colombia, France, Germany, India, Italy, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Poland, Saudi Arabia, South Africa, Spain, Sweden, Turkey, the United Arab Emirates and the United Kingdom.

After evaluating our diverse product lines, we have determined that the only products we manufacture that may contain conflict minerals are our carpet / hard surface floor cleaning, structure drying and dehumidifying hardware products (“Scoped Products”). After conducting a Reasonable Country of Origin Inquiry (“RCOI”) of the relevant direct raw material suppliers of our Scoped Products and in accordance with Rule 13p-1 under the Securities Exchange Act (17 CFR 240.13p-1), we are filing this Conflict Minerals Report (“CMR”).

Part I. Due Diligence

A. RCOI

As part of our endeavors to improve efficiency and to continue to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and its Conflict Minerals provisions (the “Regulations”), in May 2015 we revised our Conflict Minerals Policy (our “Policy”), which is publicly available at www.rpminc.com/ConflictMinerals/. Our Policy requires an initial procedure whereby all of our manufacturing companies must identify which direct raw material suppliers in their supply chains during the relevant reporting period may have supplied them with material containing one or more conflict minerals (“Relevant Suppliers”). A RCOI, as more fully described below, is then conducted on all relevant materials from such Relevant Suppliers and the suppliers’ responses are reviewed.

Requests for information were sent to all Relevant Suppliers by the responsible representative associated with the Scoped Products. Through mid-May 2016, the responsible representative associated with the Scoped Products ensured that follow-up email, and in some cases telephonic, reminders were sent to Relevant Suppliers who did not respond to initial inquiries, in order to help obtain maximum participation from all Relevant Suppliers. We used the same third party provided Information Systems Interface (“IT Interface”) used last year to track the requests for information submitted to our suppliers, as well as any responses those suppliers provided. Through this method, suppliers were asked to provide responses using the Conflict-Free Sourcing Initiative’s (“CFSI”) Conflict Minerals Reporting Template (hereinafter referred to as the “CMRT”). In many cases, the IT Interface allowed suppliers to upload a completed CMRT into the IT Interface. When that was not possible or preferred by the supplier, the responsible representatives associated with the Scoped Products received the CMRT or other information from the supplier via email and then uploaded that information into the IT Interface.

The CMRT includes questions about each supplier’s conflict minerals policy and inquiries about each supplier’s RCOI or due diligence procedures related to conflict minerals sourcing. Furthermore, the CMRT requests the identification of known smelters used to process any disclosed conflict minerals.

We reviewed the responses from all Relevant Suppliers.

B. Due Diligence Conducted on the Scoped Products’ 3TG Minerals Chain of Custody

1.	Framework

As in the past, we referred to the Second Edition of the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Due Diligence Framework”) and applied that internationally recognized framework to conduct our due diligence efforts. That framework incorporated and included the RCOI procedures.

2.	Due Diligence Measures Performed

In accordance with the OECD Due Diligence Framework we incorporated the following measures during our due diligence of the Scoped Products:

a)	Policy: Based upon lessons learned after the Conflict Minerals process used for the calendar year 2013 and 2014 reporting periods, and based upon professional guidance received from subject-matter experts, in May 2015 we revised our Policy to more effectively identify whether (1) we may have any conflict minerals in any of our products, and (2) if so to identify whether any conflict minerals contained in our products originated from the Democratic Republic of Congo or its adjoining countries (“DRC Region”). This Policy is applicable to all of our subsidiaries and identifies the procedures each subsidiary must incorporate for internal communications, as well as communications with their suppliers and customers to ensure compliance with the Regulations. The Policy is publically available at www.rpminc.com/ConflictMinerals/.

b)	Internal Management Structure: Compliance with the Policy is supervised by RPM’s Director of Global Compliance, and the Policy is intended to be administered and implemented by RPM’s Global Strategic Sourcing Team (“GSST”), a committee composed of the senior purchasing agents representing most of our subsidiaries. Details regarding the direct management and internal and external communication requirements are described in the Policy, which is publically available, and under the RCOI section above, both of which are incorporated herein by reference. Due to recent personnel changes within the GSST, for this 2015 reporting period RPM’s Director of Global Compliance assumed the functions normally resident with the GSST, and administered and implemented the Policy directly with the responsible representatives of the Scoped Products.

c)	Controls, Transparency, Engagement with Suppliers and Customers: Due to our decentralized operations, the Policy requires each subsidiary company to first identify whether any of its direct raw material suppliers may have provided it with products containing a conflict mineral during the relevant reporting period. If so, then the subsidiary company must identify a person responsible to conduct the RCOI and due diligence for the subsidiary company and to communicate with that company’s identified suppliers and maintain close coordination with RPM’s Director of Global Compliance regarding conflict minerals matters. As the Scoped Products are finished products which are not used as direct raw materials by any of our known customers, follow-on engagement with relevant customers was not a factor during the 2015 reporting period.

d)	Company Level Grievance Mechanism: As the Policy is applicable to all of our subsidiary companies, any violation of the Policy may be reported by anyone in accordance with our Values & Expectations of 168, which are adopted as our Code of Business Conduct and Ethics (the “Code”). Options for disclosure under the Code include, but are not limited to, contacting RPM’s Hotline where permitted by law. Additionally, the Policy requires the subsidiary company representatives to report to RPM’s Director of Global Compliance any non-responsive suppliers if that information is not otherwise available to him. The Code is publically available at www.rpminc.com/about-rpm/worldwide-code-guidelines/ and instructions for the Hotline are available at www.rpminc.com/hotline/.

e)	Identification and Assessment of Risk in the Supply Chain: Based upon the relatively small number of Scoped Products manufactured, as compared to the rest of our product lines, as well as the relatively small percentage of the global supply of conflict minerals originating from the DRC Region, we believe that the risk that any suppliers are providing any conflict minerals to us that benefit the conflict in the DRC Region is remote. However, pursuant to our Policy and as part of the RCOI process, we asked all Relevant Suppliers to respond to the CMRT questions. Therefore, during the RCOI process, all Relevant Suppliers are asked to answer questions designed to determine whether they in fact provide non-recycled/non-scrap tin, tantalum, tungsten or gold (“3TG Minerals”) to our subsidiary companies and if so, whether they know from which smelters their 3TG Minerals have been processed. All Relevant Suppliers are also asked to identify what, if any, conflict free policies and due diligence procedures they have in place. Questions related to smelters and to their due diligence procedures are required as part of applicable post-RCOI due diligence requirements, and are asked along with the RCOI questions in order to expedite due diligence process and limit the volume of required communications with any individual supplier who may have provided 3TG Minerals that may be contained in a Scoped Product.

f)	Design to Respond to Identified Risks: Through the IT Interface, as well as direct communications between RPM’s Director of Global Compliance and subsidiary company responsible representatives of the Scoped Products, we established procedures whereby responses from Relevant Suppliers can be identified if a response rises to the level that causes someone to believe that a 3TG Mineral from the DRC Region could be contained in one of our products. When that occurs, review of the entirety of the due diligence portion of the questionnaire submitted by the Relevant Supplier is evaluated by an RPM representative or the relevant subsidiary company’s conflict minerals representative, and if needed, the Relevant Supplier will be contacted in order to clarify answers and to further identify smelters, the chain of custody of the direct material and to attempt to determine whether any mineral may have benefited the conflict in the DRC Region. Furthermore, in accordance with the Policy, any non-responsive suppliers may be ultimately considered by the GSST and the management of any applicable subsidiary for actions designed to mitigate any future risks of non-compliant behavior by a supplier that is related to conflict minerals.

g)	Follow-up with Relevant Suppliers: During the RCOI process we received written responses from many Relevant Suppliers of direct materials used to manufacture our Scoped Products. We used the due diligence measures described above with respect to these suppliers. Specifically, we reviewed the answers to all questions from the original questionnaires answered by those suppliers. Moreover, when the due diligence section of the questionnaire was not clear, we asked additional and specific questions of suppliers in an attempt to identify any smelters used to process their supplied direct materials and to determine if through their due diligence efforts the suppliers determined whether the sourced direct raw materials did in fact originate from the DRC Region, and if so if they could conclude whether any sourced minerals benefited the armed conflict in that region. A few suppliers identified smelters they believed may source from the DRC Region, however, often it was difficult to determine whether the response from these suppliers was product-specific and exclusively covered products purchased by us, or whether it applied to the full spectrum of products they manufacture or sell. Therefore in most cases it was not possible to determine whether the declarations of possible sourcing from the DRC Region were connected to any of our Scoped Products. Additionally, as was the case last year, many suppliers listed smelters of which we have been unable to determine whether those smelters source from the DRC Region.

3.	Independent Private Sector Audit

Based upon the SEC’s guidance provided in its April 29, 2014, Statement on the Effects of the Recent Court of Appeals Decision on the Conflict Minerals Rule, an independent private sector audit of the due diligence framework conducted by us is not required for this CMR.

4.	Risk Mitigation/Future Due Diligence Measures

Although for the 2015 reporting period we continued to develop our IT Interface through the use of a third party provided service, ultimately the information gathering process and the consolidation of collected information from suppliers was not significantly facilitated, and in some respects for this reporting period the IT Interface was not as efficient as last year based upon some restrictions associated with the interface that were not discovered until we attempted to run conflict minerals campaign for a second year using the same product. Therefore, we will continue to evaluate all options for an IT Interface, and are considering bringing the Information Systems component back into the company, or sourcing services from another third party provider that may offer greater flexibility and efficiencies. The ability for subsidiary company responsible personnel on both the customer and supplier side to personally review the data collected from Relevant Suppliers continues to be a positive step towards increasing transparency and engagement with suppliers and customers, and thus this is a capacity that we will seek to maintain with any future IT Interfaces.

One recurrent issue that we continue to strive to mitigate is that many suppliers are overburdened with the type, detail and number of inquiries, and therefore they provide a “company-wide” response to specific inquiries (i.e., they provide responses that cover all of their products combined as opposed to distinct products sold to our subsidiary companies). Consequently, these suppliers have difficulty and are often reluctant to address specific questions related to a particular product purchased from them. For these suppliers, many of which are distributors and not manufacturers, responses indicating that 3TG Minerals are present and may have come from the DRC region only identify that one or more of their products may have Conflict Minerals implications, but such responses do not identify whether any one or more of the materials they supplied to us does. In effect, these suppliers “over report” the existence of a 3TG Mineral and often identify smelters that may have no connection to direct raw materials we purchased from them. Therefore, such responses are not very informative or helpful. We continue to educate these suppliers and engage the purchasing representatives from our subsidiary manufacturers who have Relevant Suppliers to facilitate that education. However education alone may be insufficient. In some instances these suppliers are not located within the U.S. and may feel as though the law is wholly inapplicable to them, are not manufacturers, deal with hundreds of suppliers and manufacturers themselves, and are unfamiliar with the reporting obligations of publicly traded companies in the U.S.

Part II. Scoped Product Descriptions and Information Known Regarding Chain of Custody of Scoped Products

As a result of the due diligence conducted on the Scoped Products as described in Part I, the following relevant information is provided:

A. Carpet Cleaning, Structure Drying and Dehumidifying Hardware Products

1.	3TG Minerals: Tin, Tantalum, Gold and Tungsten are all relevant to these products.

2.	Smelters and Origin: Smelters Identified to RPM by Relevant Suppliers.[1]

Metal	Smelter Reference List	Smelter Name	Smelter Country

Gold	Accurate Refining Group	So Accurate Group, Inc.	UNITED STATES

Gold	Advanced Chemical Company	Advanced Chemical Company	UNITED STATES

Gold	AGR Mathey	Western Australian Mint trading as The Perth Mint	AUSTRALIA

Gold	Aida Chemical Industries Co. Ltd.	Aida Chemical Industries Co. Ltd.	JAPAN

Gold	Aktyubinsk Copper Company TOO	Aktyubinsk Copper Company TOO	KAZAKHSTAN

Gold	Al Etihad Gold Refinery DMCC	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES

Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY

Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN

Gold	Amagasaki Factory, Hyogo Prefecture, Japan	Asahi Pretec Corporation	JAPAN

Gold	AngloGold Ashanti Córrego do Sítio Mineração	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL

Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	Tongling Nonferrous Metals Group Co., Ltd.	CHINA

Gold	Argor-Heraeus SA	Argor-Heraeus SA	SWITZERLAND

[1]

On or about September 2014, the United States Department of Commerce published what it categorized as the “most comprehensive list to date of all known processing facilities [including smelters and refiners] in the world.” Department of Commerce Reporting Requirements Under Section 1502(d)(3)(C) of the Dodd-Frank Act World-Wide Conflict Minerals Reporting Facilities. That list identifies the following approximate number of processing facilities for each metal: 139 Gold, 68 Tantalum, 132 Tin, and 95 Tungsten. In response to our inquiries, Relevant Suppliers listed smelters that are not included within the list created by the United States Department of Commerce. However, in this CMR we list all reported “smelters” by our Relevant Suppliers that could potentially be pertinent to our Scoped Products regardless of whether those “smelters” were identified by the United States Department of Commerce.

Gold	Asahi Refining Canada Limited	Asahi Refining Canada Limited	CANADA

Gold	Asahi Refining USA Inc.	Asahi Refining USA Inc.	UNITED STATES

Gold	Asaka Riken Co Ltd	Asaka Riken Co.,Ltd.	JAPAN

Gold	ATAkulche	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY

Gold	Aurubis AG	Aurubis AG	GERMANY

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES

Gold	Bauer Walser AG	Bauer Walser AG	GERMANY

Gold	Boliden AB	Boliden AB	SWEDEN

Gold	C. Hafner GmbH + Co. KG	C. Hafner GmbH + Co. KG	GERMANY

Gold	Caridad	Caridad	MEXICO

Gold	CCR Refinery—Glencore Canada Corporation	CCR Refinery—Glencore Canada Corporation	CANADA

Gold	Cendres & Métaux SA	Cendres & Metaux SA	SWITZERLAND

Gold	CHALCO Yunnan Copper Co. Ltd.	Yunnan Copper Industry Co., Ltd.	CHINA

Gold	CHALCO Yunnan Copper Co. Ltd.	CHALCO Yunnan Copper Co. Ltd.	CHINA

Gold	Chimet S.p.A.	Chimet S.p.A.	ITALY

Gold	China Henan Zhongyuan Gold Smelter	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA

Gold	China’s Shandong Gold Mining Co., Ltd	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA

Gold	Chugai Mining	Chugai Mining	JAPAN

Gold	Daejin Indus Co. Ltd	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF

Gold	DaeryongENC	DaeryungENC	KOREA, REPUBLIC OF

Gold	Daye Non-Ferrous Metals Mining Ltd.	Daye Non-Ferrous Metals Mining Ltd.	CHINA

Gold	Do Sung Corporation	Do Sung Corporation	KOREA, REPUBLIC OF

Gold	Doduco	Doduco	GERMANY

Gold	Dowa	Dowa	JAPAN

Gold	Eco-System Recycling Co., Ltd.	Eco-System Recycling Co., Ltd.	JAPAN

Gold	Elemetal Refining, LLC	Elemetal Refining, LLC	UNITED STATES

Gold	Emirates Gold DMCC	Emirates Gold DMCC	UNITED ARAB EMIRATES

Gold	Faggi Enrico S.p.A.	Faggi Enrico S.p.A.	ITALY

Gold	Fidelity Printers and Refiners Ltd.	Fidelity Printers and Refiners Ltd.	ZIMBABWE

Gold	FSE Novosibirsk Refinery	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION

Gold	Fujian Zijin mining stock company gold smelter	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA

Gold	Fujian Zijin mining stock company gold smelter	Fujian Jinxin Tungsten Co., Ltd.	CHINA

Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA

Gold	Geib Refining Corporation	Geib Refining Corporation	UNITED STATES

Gold	Great Wall Precious Metals Co,. LTD.	The Great Wall Gold and Silver Refinery of China	CHINA

Gold	Guangdong Jinding Gold Limited	Guangdong Jinding Gold Limited	CHINA

Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA

Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA

Gold	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY

Gold	Henan Zhongyuan Gold Refinery Co., Ltd.	Henan Province Sanmenxia City Gold Smelter	CHINA

Gold	Heraeus Ltd Hong Kong	Heraeus Ltd Hong Kong	HONG KONG

Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY

Gold	Hunan Chenzhou Mining Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA

Gold	Hwasung CJ Co. Ltd	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA

Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN

Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY

Gold	Japan Mint	Japan Mint	JAPAN

Gold	JCC	Jiangxi Copper Company Limited	CHINA

Gold	Johnson Matthey Limited	Johnson Matthey Limited	CANADA

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION

Gold	JSC Uralelectromed	JSC Uralelectromed	RUSSIAN FEDERATION

Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN

Gold	Kaloti Precious Metals	Kaloti Precious Metals	UNITED ARAB EMIRATES

Gold	Kazakhmys Smelting LLC	Kazakhmys Smelting LLC	KAZAKHSTAN

Gold	Kazzinc	Kazzinc	KAZAKHSTAN

Gold	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	UNITED STATES

Gold	KGHM Polska Miedź Spółka Akcyjna	KGHM Polska Miedź Spółka Akcyjna	POLAND

Gold	Kojima Chemicals Co. Ltd	KOJIMA CHEMICALS CO.,LTD.	JAPAN

Gold	Korea Metal Co., Ltd.	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF

Gold	Korea Zinc Co. Ltd.	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF

Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	KYRGYZSTAN

Gold	L’ azurde Company For Jewelry	L’ azurde Company For Jewelry	SAUDI ARABIA

Gold	Lingbao Gold Company Limited	Lingbao Gold Company Limited	CHINA

Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA

Gold	LS-Nikko Copper Inc	LS-Nikko Copper Inc	KOREA, REPUBLIC OF

Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA

Gold	Materion	Materion	UNITED STATES

Gold	Matsuda Sangyo Co. Ltd	Matsuda Sangyo Co. Ltd	JAPAN

Gold	MEM(Sumitomo Group)	Sumitomo Metal Mining Co., Ltd.	JAPAN

Gold	Metahub Industries Sdn. Bhd.	Metahub Industries Sdn. Bhd.	MALAYSIA

Gold	Metalor Switzerland	Metalor Switzerland	SWITZERLAND

Gold	Metalor Technologies (Hong Kong) Ltd	Metalor Technologies (Hong Kong) Ltd	HONG KONG

Gold	Metalor Technologies (Singapore) Pte., Ltd.	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE

Gold	Metalor Technologies (Suzhou) Ltd.	Metalor Technologies (Suzhou) Ltd.	CHINA

Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES

Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO

Gold	Mitsubishi Materials Corporation	Mistubishi Materials Corporation	JAPAN

Gold	Mitsui Kinzoku Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN

Gold	MMTC-PAMP India Pvt., Ltd.	MMTC-PAMP India Pvt., Ltd.	INDIA

Gold	Morris and Watson	Morris and Watson	NEW ZEALAND

Gold	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION

Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY

Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	UZBEKISTAN

Gold	Nihon Material Co. LTD	Nihon Material Co.,Ltd	JAPAN

Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA

Gold	Ohura Precious Metal Industry Co., Ltd.	Ohura Precious Metal Industry Co., Ltd.	JAPAN

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION

Gold	OJSC Kolyma Refinery	OJSC Kolyma Refinery	RUSSIAN FEDERATION

Gold	PAMP SA	PAMP SA	SWITZERLAND

Gold	Penglai Penggang Gold Industry Co., Ltd.	Penglai Penggang Gold Industry Co., Ltd.	CHINA

Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION

Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA

Gold	PX Précinox SA	PX Précinox SA	SWITZERLAND

Gold	Rand Refinery (Pty) Ltd	Rand Refinery (Pty) Ltd	SOUTH AFRICA

Gold	Republic Metals Corporation	Republic Metals Corporation	UNITED STATES

Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA

Gold	Sabin Metal Corp.	Sabin	UNITED STATES

Gold	Samdok Metal	Samduck Precious Metals	KOREA, REPUBLIC OF

Gold	SAMWON Metals Corp.	SAMWON Metals Corp.	KOREA, REPUBLIC OF

Gold	SAXONIA Edelmetalle GmbH	SAXONIA Edelmetalle GmbH	GERMANY

Gold	Schone Edelmetaal B.V.	Schone Edelmetaal B.V.	NETHERLANDS

Gold	SEMPSA Joyeria Plateria SA	SEMPSA Joyeria Plateria SA	SPAIN

Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA

Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA

Gold	Shonan Plant Tanaka Kikinzoku	Tanaka Kikinzoku Kogyo K.K.	JAPAN

Gold	Sichuan Tianze Precious Metals Co., Ltd.	Sichuan Tianze Precious Metals Co., Ltd.	CHINA

Gold	Singway Technology Co., Ltd.	Singway Technology Co., Ltd.	TAIWAN

Gold	Smelter not listed	…gussa …sterreichische Gold- und Silber-Scheideanstalt GmbH	GERMANY

Gold	Smelter not listed	Alaska Riken Co Ltd	JAPAN

Gold	Smelter not listed	Alpha Metals Korea	KOREA, REPUBLIC OF

Gold	Smelter not listed	Amalgamet Inc	PERU

Gold	Smelter not listed	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA

Gold	Smelter not listed	ANT Precision Indust	CHINA

Gold	Smelter not listed	Argor Heraeus	HONG KONG

Gold	Smelter not listed	Argor-Heraeus S.A.	SWITZERLAND

Gold	Smelter not listed	Asahi Pretec Corp.	JAPAN

Gold	Smelter not listed	Asahi Pretec Corporation, Dowa	JAPAN

Gold	Smelter not listed	Asahi Refining Canada Ltd.	CANADA

Gold	Smelter not listed	Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA

Gold	Smelter not listed	Asarco	UNITED STATES

Gold	Smelter not listed	Atlantic Metals	UNITED STATES

Gold	Smelter not listed	Atotech	GERMANY

Gold	Smelter not listed	Audiua, Escardida	CHILE

Gold	Smelter not listed	AURA-II	UNITED STATES

Gold	Smelter not listed	Auston powder	UNITED STATES

Gold	Smelter not listed	B.R.Industries	INDIA

Gold	Smelter not listed	Baiyin Nonferrous Group Co.,Ltd	CHINA

Gold	Smelter not listed	Baiyin Nonferrous Group Co.,Ltd.	CHINA

Gold	Smelter not listed	BALORE REFINERSGA	INDIA

Gold	Smelter not listed	Bangalore Refinary	INDIA

Gold	Smelter not listed	Bangalore Refinery	INDIA

Gold	Smelter not listed	BANGALORE REFINERY P	INDIA

Gold	Smelter not listed	Bangalore Refinery Pvt Ltd	INDIA

Gold	Smelter not listed	Beijing Zenith Materials	CHINA

Gold	Smelter not listed	BHP Billiton	AUSTRALIA

Gold	Smelter not listed	Buffalo Tungsten	CHINA

Gold	Smelter not listed	Butterworth Smelter	MALAYSIA

Gold	Smelter not listed	Cendres + Métaux S.A.	SWITZERLAND

Gold	Smelter not listed	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHINA

Gold	Smelter not listed	ChangChun up-optech	CHINA

Gold	Smelter not listed	Changsanjiao Elc.	CHINA

Gold	Smelter not listed	Changsha South Tantalum Niobium Co., Ltd.	CHINA

Gold	Smelter not listed	Che Chiang Chiang Li Solder Material Co., Ltd	CHINA

Gold	Smelter not listed	Chernan Technology co., ltd	CHINA

Gold	Smelter not listed	China Golddeal	CHINA

Gold	Smelter not listed	China Golddeal Investment Co. Ltd	CHINA

Gold	Smelter not listed	China National Gold Group Corp.	CHINA

Gold	Smelter not listed	China National Gold Group Corporation	CHINA

Gold	Smelter not listed	China Nonferrous Metal Mining (Group) Co., Ltd.	CHINA

Gold	Smelter not listed	China Sino-Platinum Metals Co.,Ltd	CHINA

Gold	Smelter not listed	China Steel Corporation	CHINA

Gold	Smelter not listed	CIF	BRAZIL

Gold	Smelter not listed	Codelco	CHILE

Gold	Smelter not listed	Coldelco	CHILE

Gold	Smelter not listed	Colt Refining	UNITED STATES

Gold	Smelter not listed	Conghua Tantalum & Niobium Smeltery	CHINA

Gold	Smelter not listed	Cookson SEMPSA	SPAIN

Gold	Smelter Not Listed	CORE PMG	GERMANY

Gold	Smelter not listed	CWB Materials	UNITED STATES

Gold	Smelter not listed	Dae Kil	KOREA, REPUBLIC OF

Gold	Smelter not listed	DaeryongENC	KOREA, REPUBLIC OF

Gold	Smelter not listed	Deep Rich Material Technology Co., Ltd.	CHINA

Gold	Smelter not listed	Degussa	GERMANY

Gold	Smelter not listed	Dongguan Cameroon Chemical Materials Co., Ltd	CHINA

Gold	Smelter not listed	Dongguan City up another metal copper processing plant	CHINA

Gold	Smelter not listed	Dongguan Standard Electronic Material Co.,LTD	CHINA

Gold	Smelter not listed	Dongguan Standard Electronic Material.Co.,Ltd	CHINA

Gold	Smelter Not Listed	Dongguanshi Sutande Dianzi cailiao Co.,Ltd.	CHINA

Gold	Smelter not listed	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA

Gold	Smelter not listed	Dong-Wo Co., Ltd.	CHINA

Gold	Smelter Not Listed	DRW	UNITED STATES

Gold	Smelter not listed	Dujinshui zhihuan fanying	CHINA

Gold	Smelter not listed	E-CHEM Enterprise Corp	TAIWAN

Gold	Smelter not listed	ECHEMI ENTERPRISE CORP.	CHINA

Gold	Smelter not listed	ECO-SYSTEMRECYCLING CO.,LTD	JAPAN

Gold	Smelter not listed	Eldorado Gold Corporation	CANADA

Gold	Smelter not listed	electro metals	UNITED STATES

Gold	Smelter not listed	Electronic Materials Co., Ltd	CHINA

Gold	Smelter not listed	Engelhard London	UNITED KINGDOM

Gold	Smelter not listed	ENTHONE OMI	UNITED STATES

Gold	Smelter not listed	ERCEI	FRANCE

Gold	Smelter not listed	ESG Edelmetall-Service GmbH & Co. KG	GERMANY

Gold	Smelter not listed	Ethiopian Minerals Development Share Company	ETHIOPIA

Gold	Smelter not listed	Faggi S.p.A.	ITALY

Gold	Smelter not listed	Feinhutte Halsbrucke GmbH	GERMANY

Gold	Smelter not listed	Feinhütte Halsbrücke GmbH	GERMANY

Gold	Smelter not listed	Fujian Nanping	CHINA

Gold	Smelter not listed	Funsur	BRAZIL

Gold	Smelter not listed	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA

Gold	Smelter not listed	Ganzhou Seadragon W&Mo Co.,Ltd.	CHINA

Gold	Smelter not listed	Gejiu Yunxi Croup Corp	CHINA

Gold	Smelter not listed	Global Tungsten Powders	UNITED STATES

Gold	Smelter not listed	Gold Refinery of Guangdong Gaoyao Hetai Gold Mine	CHINA

Gold	Smelter not listed	gong an ju	CHINA

Gold	Smelter not listed	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA

Gold	Smelter not listed	Guandong Jinding Material co., Ltd.	CHINA

Gold	Smelter not listed	Guandong Jinding Material Co., Ltd.	CHINA

Gold	Smelter not listed	guang dong jin xian gao xin cai liao gong si	CHINA

Gold	Smelter not listed	Guang Xi Hua Xi Corp	CHINA

Gold	Smelter not listed	GUANGDONG HUA JIAN TRADE DO.,LTD	CHINA

Gold	Smelter not listed	Guangdong macro jin precious metal smelting plant	CHINA

Gold	Smelter not listed	Guangxi huaxi group co., LTD	CHINA

Gold	Smelter not listed	Guangxi Pinggui PGMA Co., Ltd	CHINA

Gold	Smelter not listed	GuangZHou Jin Ding	CHINA

Gold	Smelter not listed	Guangzhou King’s high-tech materials	CHINA

Gold	Smelter not listed	Guixi Smelter	CHINA

Gold	Smelter not listed	Hana-High Metal	MALAYSIA

Gold	Smelter not listed	Hang Seng Technology	CHINA

Gold	Smelter not listed	Hanhua jinshu	CHINA

Gold	Smelter not listed	Harmony Gold Mining Company Limited	SOUTH AFRICA

Gold	Smelter not listed	Harmony Gold Refinery	SOUTH AFRICA

Gold	Smelter not listed	Hawkins Inc	UNITED STATES

Gold	Smelter not listed	Heesung Catalysts	KOREA, REPUBLIC OF

Gold	Smelter not listed	Heesung(AGR Matthey)	AUSTRALIA

Gold	Smelter not listed	Heimerdinger	GERMANY

Gold	Smelter not listed	Heimerele Ltd Hong Kong	HONG KONG

Gold	Smelter not listed	Henan Zhongyuan Refinery & Henan San Men Xia	CHINA

Gold	Smelter not listed	HeNan LingBao Jin Kuan	CHINA

Gold	Smelter not listed	henan middle plain gold smelter	CHINA

Gold	Smelter not listed	Henan Yuguang Gold & Lead Co., Ltd.	CHINA

Gold	Smelter not listed	Heraeus Hong Kong	HONG KONG

Gold	Smelter not listed	Heraeus Materials Singapore Pte Ltd	SINGAPORE

Gold	Smelter not listed	Heraeus Precious Metals	UNITED STATES

Gold	Smelter not listed	Heraeus Precious Metals North America	UNITED STATES

Gold	Smelter not listed	Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA

Gold	Smelter not listed	Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	CHINA

Gold	Smelter not listed	Hiroshima East Jinding Advanced Materials	CHINA

Gold	Smelter not listed	Hisikari Mine	JAPAN

Gold	Smelter not listed	HON HAI PRECISION IN	TAIWAN

Gold	Smelter not listed	HON HAI PRECISION INDUSTRY CO., LTD.	TAIWAN

Gold	Smelter not listed	Hon Shen Co. Ltd	CHINA

Gold	Smelter not listed	Hong Da qiu	CHINA

Gold	Smelter not listed	Honorable Hardware Craft Product Limited Company	CHINA

Gold	Smelter not listed	Hop Hing electroplating factory Zhejiang	CHINA

Gold	Smelter not listed	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL

Gold	Smelter not listed	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA

Gold	Smelter not listed	Hutti Gold Mines	INDIA

Gold	Smelter not listed	Hutti Gold Mines Co.	INDIA

Gold	Smelter not listed	Hutti Gold Mines Company Limited (HGML)	INDIA

Gold	Smelter not listed	Hyundai-Steel	KOREA, REPUBLIC OF

Gold	Smelter not listed	ICBC	CHINA

Gold	Smelter not listed	IES Technical Sales	UNITED STATES

Gold	Smelter not listed	Indonesian Tin Ingot	INDONESIA

Gold	Smelter not listed	inovan gmbh	GERMANY

Gold	Smelter not listed	Inovan GmbH & Co.KG	GERMANY

Gold	Smelter not listed	Ishihara Chemical Co. Ltd.	JAPAN

Gold	Smelter not listed	ISLAND GOLD REFINERY	CHINA

Gold	Smelter not listed	Japan pure chemical Co.,Ltd	JAPAN

Gold	Smelter not listed	Jiangxi Copper Co., Ltd.	CHINA

Gold	Smelter not listed	Jiangxi Yichun	CHINA

Gold	Smelter not listed	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA

Gold	Smelter not listed	Jin Jinyin refining company limited	CHINA

Gold	Smelter not listed	jinlong copper C0.,LTD	CHINA

Gold	Smelter not listed	Jinlong Copper Co., Ltd.	CHINA

Gold	Smelter Not Listed	Johnson Matthey Chemicals Ltd.	UNITED KINGDOM

Gold	Smelter not listed	Johnson Matthey Inc	UNITED STATES

Gold	Smelter not listed	JX Nippon Mining & Metals Co., Ltd	JAPAN

Gold	Smelter not listed	K.A Rasmussen as	NORWAY

Gold	Smelter not listed	K.A.Rasmussen AS	NORWAY

Gold	Smelter not listed	Kai Unita Trade Limited Liability Company	CHINA

Gold	Smelter not listed	Kanfort Industrial (Yantai) Co. Ltd.	CHINA

Gold	Smelter not listed	Kennecott Utah Copper	UNITED STATES

Gold	Smelter not listed	Kennemetal Inc	UNITED STATES

Gold	Smelter not listed	Ketabang	INDONESIA

Gold	Smelter not listed	Kojima Chemicals Co. Ltd	JAPAN

Gold	Smelter not listed	Kojima Chemicals Co.,Ltd	JAPAN

Gold	Smelter not listed	Kosak Seiren	JAPAN

Gold	Smelter not listed	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC

Gold	Smelter not listed	Kundur Smelter	INDONESIA

Gold	Smelter not listed	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA

Gold	Smelter not listed	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD.	CHINA

Gold	Smelter not listed	LBMA	GERMANY

Gold	Smelter not listed	Lee Iken	SWITZERLAND

Gold	Smelter not listed	LEYBOLD CO.,LTD.	JAPAN

Gold	Smelter not listed	lianqi plating Ltd	TAIWAN

Gold	Smelter not listed	LiBaoJia	CHINA

Gold	Smelter not listed	Linqu Xianggui Smelter Co. Ltd.	CHINA

Gold	Smelter not listed	London Bullion Market Association	UNITED STATES

Gold	Smelter not listed	macderlun	CHINA

Gold	Smelter not listed	Mead Metals	UNITED STATES

Gold	Smelter not listed	Mentok Smelter	INDONESIA

Gold	Smelter not listed	Metal Do	JAPAN

Gold	Smelter not listed	Metalli Preziosi S.p.A.	ITALY

Gold	Smelter not listed	Metallic Resources Inc	UNITED STATES

Gold	Smelter not listed	Metalor Technologies	SWITZERLAND

Gold	Smelter not listed	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE

Gold	Smelter not listed	Metalor Technologies S.A.	SWITZERLAND

Gold	Smelter not listed	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO

Gold	Smelter not listed	Midwest Tungsten Wire Co.	UNITED STATES

Gold	Smelter not listed	Ming Li Jia smelt Metal Factory	CHINA

Gold	Smelter not listed	Mits-Tec (Shanghai) Co. Ltd.	CHINA

Gold	Smelter not listed	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG

Gold	Smelter not listed	MK electron	KOREA, REPUBLIC OF

Gold	Smelter not listed	Monopoly Ltd. Zhuhai toxic materials	CHINA

Gold	Smelter not listed	MPF	FRANCE

Gold	Smelter not listed	N.E. Chemcat Corporation	JAPAN

Gold	Smelter not listed	N.E. Chemcat Corporatoin	JAPAN

Gold	Smelter not listed	Nadir Metal Rafineri San. Ve Tic. A._.	RUSSIAN FEDERATION

Gold	Smelter not listed	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA

Gold	Smelter not listed	Nandan China Huaxi Group	CHINA

Gold	Smelter not listed	Natsuda Sangyo Co., Ltd	JAPAN

Gold	Smelter not listed	Newton,MA	UNITED STATES

Gold	Smelter not listed	NGHE TIN NON-FERROUS METAL	VIET NAM

Gold	Smelter not listed	Nihon Genma MFG Co., Ltd.	THAILAND

Gold	Smelter not listed	Nihon Kagaku Sangyo Co., Ltd	JAPAN

Gold	Smelter not listed	Nihon Material Co. LTD	JAPAN

Gold	Smelter not listed	Nihon Material corporation	JAPAN

Gold	Smelter not listed	Nihon Superior Co., Ltd.	JAPAN

Gold	Smelter not listed	Niihama Nickel Refinery	JAPAN

Gold	Smelter not listed	Ningbo Kangqiang	CHINA

Gold	Smelter not listed	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

Gold	Smelter not listed	Nippon Mining & Metals	JAPAN

Gold	Smelter not listed	NORSUN CIRCUITED ENTERPRISE CO., LTD	CHINA

Gold	Smelter not listed	North American Tungsten	UNITED STATES

Gold	Smelter not listed	NTET, Thailand	THAILAND

Gold	Smelter not listed	Nyrstar Metal	AUSTRALIA

Gold	Smelter not listed	Ohura Precious Metal Industry Co., Ltd	JAPAN

Gold	Smelter not listed	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION

Gold	Smelter not listed	OM Manufacturing Phils. Inc.	PHILIPPINES

Gold	Smelter not listed	PAMP S.A.	SWITZERLAND

Gold	Smelter not listed	Pan Pacific Copper Co. LTD	JAPAN

Gold	Smelter not listed	PAN PACIFIC COPPER CO., LTD.	JAPAN

Gold	Smelter not listed	PERUSAHAAN SADUR TIMAH MALAYSIA(PERSTIMA)BERHAD	MALAYSIA

Gold	Smelter not listed	Pogo Gold Mining	UNITED STATES

Gold	Smelter not listed	Posco	KOREA, REPUBLIC OF

Gold	Smelter not listed	PRECIOUS METAL SALES CORP.	UNITED STATES

Gold	Smelter not listed	PT DS JAYA ABADI	INDONESIA

Gold	Smelter not listed	PT Indra Eramulti Logam Industri	INDONESIA

Gold	Smelter not listed	PT Panca Mega	INDONESIA

Gold	Smelter not listed	PT Refined Bangka Tin	INDONESIA

Gold	Smelter not listed	PT Supra Sukses Trinusa	INDONESIA

Gold	Smelter not listed	PT Tambang Timah Tbk (Persero)	INDONESIA

Gold	Smelter not listed	Public security bureau	CHINA

Gold	Smelter not listed	Pure Technology	RUSSIAN FEDERATION

Gold	Smelter not listed	PX Précinox S.A.	SWITZERLAND

Gold	Smelter not listed	Qguangxi China Tin Metal Materials Branch	CHINA

Gold	Smelter not listed	Qualitek delta philippines inc.	PHILIPPINES

Gold	Smelter not listed	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA

Gold	Smelter not listed	Realized the enterprise co., ltd.	CHINA

Gold	Smelter not listed	Realized the enterprise co.,ltd.	CHINA

Gold	Smelter not listed	REDSUN	TAIWAN

Gold	Smelter Not Listed	Remondis Argentia B.V.	NETHERLANDS

Gold	Smelter not listed	Rio Tinto Group	BRAZIL

Gold	Smelter not listed	Rohm & Hass	CHINA

Gold	Smelter Not Listed	Rongda	CHINA

Gold	Smelter not listed	rui sheng	INDONESIA

Gold	Smelter Not Listed	Samhwa non-ferrorus Metal ind.co.ltd	KOREA, REPUBLIC OF

Gold	Smelter not listed	Sanmenxia HengSheng	CHINA

Gold	Smelter not listed	Sanmenxia HengSheng	CHINA

Gold	Smelter not listed	Sanmenxia HengSheng Science Technology R&D CO.LTD	CHINA

Gold	Smelter Not Listed	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA

Gold	Smelter not listed	Schloetter Co Ltd	GERMANY

Gold	Smelter not listed	Schone Edelmetaal	NETHERLANDS

Gold	Smelter not listed	Scotia Mocatta	HONG KONG

Gold	Smelter not listed	SEMPSA Joyería Platería S.A.	SPAIN

Gold	Smelter not listed	Sendi (Japan): Kyocera Corporation	JAPAN

Gold	Smelter not listed	SGS BOLIVIA S.A.	BOLIVIA

Gold	Smelter not listed	Shan Dong Huangjin	CHINA

Gold	Smelter not listed	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA

Gold	Smelter not listed	Shandon Jin Jinyin Refining Limited	CHINA

Gold	Smelter not listed	Shandong Guoda gold Co., LTD.	CHINA

Gold	Smelter not listed	Shandong GUODA gold CO.,LTD.	CHINA

Gold	Smelter not listed	Shandong Hengbang Smelter Co.,ltd	CHINA

Gold	Smelter Not Listed	shandong huangin	CHINA

Gold	Smelter not listed	Shandong Humon Smelting Co., Ltd.	CHINA

Gold	Smelter not listed	Shandong Jun Mai Fu	CHINA

Gold	Smelter not listed	Shandong penglai gold smelter	CHINA

Gold	Smelter not listed	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA

Gold	Smelter not listed	Shandong Zhaoyuan	CHINA

Gold	Smelter Not Listed	Shang Hai Gold Exchange	CHINA

Gold	Smelter not listed	shang hai gold trader	CHINA

Gold	Smelter not listed	Shangdong Humon Smelting Co., Ltd.	CHINA

Gold	Smelter not listed	ShangDongZhaoJinLiFu noble metal CO.,LTD.	CHINA

Gold	Smelter not listed	Shanghai Gold Exchan	CHINA

Gold	Smelter not listed	Shanghai Gold Exchange	CHINA

Gold	Smelter not listed	Shanghai Jinsha Shiye Co.,Ltd.	CHINA

Gold	Smelter not listed	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA

Gold	Smelter not listed	ShangHai YueQiang Metal Products Co., LTD	CHINA

Gold	Smelter not listed	Shen Mao Solder (M)Sdn Bhd	MALAYSIA

Gold	Smelter not listed	Shenzhen Fu Chun Company	CHINA

Gold	Smelter not listed	SHENZHEN FUJUN MATERIAL TECHNOLOGY CO,LTD	CHINA

Gold	Smelter not listed	Shenzhen fujun material technology co.,ltd	CHINA

Gold	Smelter Not Listed	Shenzhen FuJun Material Technology CO.LTD	CHINA

Gold	Smelter not listed	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA

Gold	Smelter not listed	SHENZHEN KURIL METAL COMPANY	CHINA

Gold	Smelter not listed	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA

Gold	Smelter not listed	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA

Gold	Smelter not listed	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA

Gold	Smelter not listed	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA

Gold	Smelter not listed	Shi Fu Metal Industrial	JAPAN

Gold	Smelter Not Listed	Shindong-a	KOREA, REPUBLIC OF

Gold	Smelter not listed	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA

Gold	Smelter not listed	Sichuan Metals & Materials Imp & Exp Co	CHINA

Gold	Smelter not listed	Sin Asahi Solder(M)Sdn Bhd	CHINA

Gold	Smelter not listed	Sincemat Co, Ltd	CHINA

Gold	Smelter not listed	Singway Technologies	TAIWAN

Gold	Smelter not listed	SINO-PLATINUM METALS CO.,LTD	CHINA

Gold	Smelter not listed	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA

Gold	Smelter not listed	Soochow University’s	CHINA

Gold	Smelter not listed	Standard Bank	HONG KONG

Gold	Smelter not listed	Stender Electronic Materials Co., Ltd.	CHINA

Gold	Smelter Not Listed	Stender Electronic Materials Co., Ltd. of Dongguan City	CHINA

Gold	Smelter not listed	Sumisho Material Corporation	JAPAN

Gold	Smelter not listed	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES

Gold	Smelter not listed	Sumitomo Metal Mining Co. Ltd.	JAPAN

Gold	Smelter not listed	Suntain	TAIWAN

Gold	Smelter not listed	Super Dragon technology Co., Ltd	CHINA

Gold	Smelter not listed	Super Dragon Technology Co., Ltd.	TAIWAN

Gold	Smelter not listed	SuZhou ShenChuang recycling Ltd.	CHINA

Gold	Smelter not listed	Suzhou University Special Chemical Reagent Industry Co.	CHINA

Gold	Smelter not listed	Suzhou Xingrui Noble	CHINA

Gold	Smelter not listed	Tai zhou chang san Jiao electron Co.,Ltd	CHINA

Gold	Smelter not listed	Taicang City Nancang Metal Material Co., Ltd	CHINA

Gold	Smelter not listed	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA

Gold	Smelter Not Listed	Taipeng	SWITZERLAND

Gold	Smelter not listed	Taiwan Total Co. Ltd.	TAIWAN

Gold	Smelter not listed	Taizhou Chang San Jiao Electric Company	CHINA

Gold	Smelter not listed	TAIZHOU CITY LONG TRIANGLE ELECTRONICS CO.,LTD.	CHINA

Gold	Smelter not listed	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA

Gold	Smelter not listed	Taizhou Delta Eectronics Co., Ltd.	CHINA

Gold	Smelter not listed	TAIZHOU MAYOR RIVER ELECTRON LIMITED COMPANY.	CHINA

Gold	Smelter not listed	Taizhouchang San Jiao electric Company	CHINA

Gold	Smelter not listed	Tamura	JAPAN

Gold	Smelter not listed	Tanaka Kikinzoku Kogyo k.k. syonan koujyo	JAPAN

Gold	Smelter not listed	Technic Inc	UNITED STATES

Gold	Smelter not listed	Technic Inc.	UNITED STATES

Gold	Smelter Not Listed	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA

Gold	Smelter not listed	The Hutti Gold Company	INDIA

Gold	Smelter not listed	THE HUTTI GOLD MINES CO.LTD	INDIA

Gold	Smelter not listed	Timah Company	INDONESIA

Gold	Smelter not listed	Tong Ling Jin Dian electrical technology CO. LTD.	CHINA

Gold	Smelter Not Listed	Tongling nonferrous Metals Group Co.,Ltd	CHINA

Gold	Smelter not listed	Toyo Smelter & Refinery of Sumitomo Metal Mining Co., ltd	JAPAN

Gold	Smelter not listed	Triumph Northwest	UNITED STATES

Gold	Smelter not listed	Tsai Brother industries	TAIWAN

Gold	Smelter not listed	Ulba	KAZAKHSTAN

Gold	Smelter not listed	Umicore Brasil Ltda	BRAZIL

Gold	Smelter Not Listed	Umicore Materials AG	SWITZERLAND

Gold	Smelter not listed	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE

Gold	Smelter not listed	Umicore Precious Metal Refining	UNITED STATES

Gold	Smelter not listed	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM

Gold	Smelter not listed	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA

Gold	Smelter not listed	United Precious Metals Refining	UNITED STATES

Gold	Smelter not listed	Univertical International (Suzhou) Co., Ltd	CHINA

Gold	Smelter not listed	UYEMURA	UNITED STATES

Gold	Smelter not listed	Valcambi S.A.	SWITZERLAND

Gold	Smelter not listed	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA

Gold	Smelter not listed	W.C. Heraeus GmbH	GERMANY

Gold	Smelter not listed	WAM Technologies Taiwan Co.,Ltd.	TAIWAN

Gold	Smelter not listed	WANG TING	HONG KONG

Gold	Smelter not listed	WATANABE ELECTRIC	JAPAN

Gold	Smelter not listed	WATANABE ELECTRIC PLATING CO.	JAPAN

Gold	Smelter not listed	WATANABE PLATING	JAPAN

Gold	Smelter not listed	WATANABE PLATING	JAPAN

Gold	Smelter not listed	Western Australian Mint	AUSTRALIA

Gold	Smelter not listed	WIELAND Edelmetalle GmbH	GERMANY

Gold	Smelter not listed	Wieland-Werke AG	GERMANY

Gold	Smelter not listed	Williams/ Williams Brewster	UNITED STATES

Gold	Smelter not listed	Worldtop	KOREA, REPUBLIC OF

Gold	Smelter not listed	Wort Wayne Wire Die	UNITED STATES

Gold	Smelter not listed	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA

Gold	Smelter not listed	Wuxi Middle Treasure Materials	CHINA

Gold	Smelter not listed	wuxi yunxi	CHINA

Gold	Smelter not listed	Wuzhong Group	CHINA

Gold	Smelter not listed	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA

Gold	Smelter not listed	Xiamen JInbo Metal Co., Ltd.	CHINA

Gold	Smelter Not Listed	Xiamen Police Station	CHINA

Gold	Smelter not listed	Xin Tongding	CHINA

Gold	Smelter not listed	XIN WANG copper smelter	CHINA

Gold	Smelter not listed	Xstrata Canada Corpo	CANADA

Gold	Smelter not listed	Yamato Denki Ind. Co., Ltd.	JAPAN

Gold	Smelter not listed	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA

Gold	Smelter not listed	Yantai Zhaojin Lifu Precious Metals Co.,Ltd.	CHINA

Gold	Smelter not listed	Yantai Zhaojinlifu Expensive Metal Co. LTD	CHINA

Gold	Smelter not listed	Yantai Zhaojinlufu	CHINA

Gold	Smelter not listed	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA

Gold	Smelter not listed	Yoo Chang Metal Inc.	KOREA, REPUBLIC OF

Gold	Smelter not listed	YTMM	CHINA

Gold	Smelter not listed	Yu Material (Suzhou) Co., Ltd.	CHINA

Gold	Smelter not listed	Yuh-Cheng Material Corporation	CHINA

Gold	Smelter not listed	Yunnan Metallurgical	CHINA

Gold	Smelter not listed	YUNSIN	CHINA

Gold	Smelter not listed	Yuntinic Chemical GmbH	GERMANY

Gold	Smelter not listed	Yutinic Resources	UNITED STATES

Gold	Smelter not listed	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA

Gold	Smelter not listed	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA

Gold	Smelter not listed	zhaojin jinyin yelian	CHINA

Gold	Smelter not listed	Zhaojin refining	CHINA

Gold	Smelter not listed	Zhaojing Smelter Co, Ltd	CHINA

Gold	Smelter not listed	zhaojinjinyinyelian	CHINA

Gold	Smelter not listed	Zhaojun Maifu	CHINA

Gold	Smelter not listed	Zhaoyuan gold smelting co., LTD	CHINA

Gold	Smelter not listed	Zhaoyuan Li Fu Industrial	CHINA

Gold	Smelter not listed	ZHAOYUAN LIFUSHIYE Co., Ltd	CHINA

Gold	Smelter not listed	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA

Gold	Smelter not listed	Zhongjin Gold	CHINA

Gold	Smelter not listed	Zhongkuang Gold Industry Co., Ltd.	CHINA

Gold	Smelter not listed	Zhongkuang Gold Industry Limited Company	CHINA

Gold	Smelter not listed	ZHONGSHAN HYPER-TOXIC SUBSTANCE.MORWPOLICED.CO.LTD	CHINA

Gold	Smelter not listed	Zhongshan poison material monopoly company	CHINA

Gold	Smelter not listed	Zhongshan Public Security Bureau	CHINA

Gold	Smelter not listed	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA

Gold	Smelter not listed	Zhongyuan Gold	CHINA

Gold	Smelter not listed	Zhuhai City—Yuxin Xi Co.	CHINA

Gold	Smelter not listed	Zhuhai Horyison Solder Co.,Ltd	CHINA

Gold	Smelter not listed	ZHUZHOU SMELTER GROUP CO., LTD	CHINA

Gold	Smelter not listed	Zijin Mining Group Co. Ltd	CHINA

Gold	Smelter not listed	Zu Hai Haiyuxin Tin Products Co., Ltd.	CHINA

Gold	Smelter not listed		CHINA

Gold	Smelter not listed		CHINA

Gold	Smelter not listed		CHINA

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION

Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN

Gold	T.C.A S.p.A	T.C.A S.p.A	ITALY

Gold	Tokuriki Honten Co., Ltd	Tokuriki Tokyo Melters Assayers	JAPAN

Gold	Torecom	Torecom	KOREA, REPUBLIC OF

Gold	Umicore Brasil Ltda.	Umicore Brasil Ltda.	BRAZIL

Gold	Umicore Precious Metals Thailand	Umicore Precious Metals Thailand	THAILAND

Gold	Umicore SA Business Unit Precious Metals Refining	Umicore Galvanotechnik GmbH	BELGIUM

Gold	United Precious Metal Refining Inc.	United Precious Metal Refining Inc.	UNITED STATES

Gold	Valcambi SA	Valcambi SA	SWITZERLAND

Gold	Yamamoto Precious Metal Co., Ltd.	Yamamoto Precious Metal Co., Ltd.	JAPAN

Gold	Yokohama Metal Co Ltd	Yokohama Metal Co.,Ltd.	JAPAN

Tantalum	Avon Specialty Metals Ltd	Avon Specialty Metals Ltd	UNITED KINGDOM

Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA

Tantalum	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES

Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	Duoluoshan	CHINA

Tantalum	E.S.R. Electronics	E.S.R. Electronics	UNITED STATES

Tantalum	Exotech Inc.	Exotech Inc.	UNITED STATES

Tantalum	F & X	F&X Electro-Materials Ltd.	CHINA

Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	CHINA

Tantalum	Global Advanced Metals	Global Advanced Metals	UNITED STATES

Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN

Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES

Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	Guangdong Zhiyuan New Material Co., Ltd.	CHINA

Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA

Tantalum	H.C. Starck Co., Ltd.	H.C. Starck Co., Ltd.	THAILAND

Tantalum	H.C. Starck GmbH Goslar	H.C. Starck GmbH Goslar	GERMANY

Tantalum	H.C. Starck GmbH Laufenburg	H.C. Starck GmbH Laufenburg	GERMANY

Tantalum	H.C. Starck Group	H.C. Starck Group	GERMANY

Tantalum	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY

Tantalum	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES

Tantalum	H.C. Starck Ltd.	H.C. Starck Ltd.	JAPAN

Tantalum	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	GERMANY

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA

Tantalum	Hi-Temp	Hi-Temp	UNITED STATES

Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA

Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	Jiujiang Jinxin Nonferous Metals Co., Ltd	CHINA

Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA

Tantalum	KEMET Blue Metals	KEMET Blue Metals	MEXICO

Tantalum	KEMET Blue Powder	KEMET Blue Powder	UNITED STATES

Tantalum	King-Tan Tantalum Industry Ltd.	King-Tan Tantalum Industry Ltd.	CHINA

Tantalum	LSM Brasil S.A.	LSM Brasil S.A.	BRAZIL

Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)	Metallurgical Products India Pvt., Ltd.	INDIA

Tantalum	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL

Tantalum	Mitsui Mining & Smelting	Mitsui Mining & Smelting	JAPAN

Tantalum	Molycorp Silmet A.S.	Molycorp Silmet A.S.	ESTONIA

Tantalum	Plansee	Plansee	AUSTRIA

Tantalum	Plansee SE Liezen	Plansee SE Liezen	AUSTRIA

Tantalum	Plansee SE Reutte	Plansee SE Reutte	AUSTRIA

Tantalum	QuantumClean	QuantumClean	UNITED STATES

Tantalum	Resind Indústria e Comércio Ltda	Resind Indústria e Comércio Ltda	BRAZIL

Tantalum	RFH	RFH Tantalum Smeltry Co., Ltd	CHINA

Tantalum	Smelter not listed	ABS Industrial Resources Ltd	CHINA

Tantalum	Smelter not listed	AGL	UNITED STATES

Tantalum	Smelter not listed	Alent plc	UNITED STATES

Tantalum	Smelter not listed	ALMT	CHINA

Tantalum	Smelter not listed	Alpha Metals	UNITED STATES

Tantalum	Smelter not listed	AMG Advanced Metallurgical Group	NETHERLANDS

Tantalum	Smelter not listed	ANHUI HERRMAN IMPEX CO., LTD	CHINA

Tantalum	Smelter not listed	B. AIZU, JAPAN (OCTOBER 13, 2010)	JAPAN

Tantalum	Smelter not listed	BÖHLER Schmiedetechn	AUSTRIA

Tantalum	Smelter not listed	BÖHLER Schmiedetechnik	AUSTRIA

Tantalum	Smelter not listed	Chaozhou Xianglu Tun	CHINA

Tantalum	Smelter not listed	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA

Tantalum	Smelter not listed	China National Nonfe	CHINA

Tantalum	Smelter not listed	China National Nonferrous	China

Tantalum	Smelter not listed	Designed Alloy Produ	UNITED STATES

Tantalum	Smelter not listed	Designed Alloy Products, Inc.	UNITED STATES

Tantalum	Smelter not listed	Designed Alloys	UNITED STATES

Tantalum	Smelter not listed	ERASTEEL	UNITED STATES

Tantalum	Smelter not listed	Gannon & Scott	UNITED STATES

Tantalum	Smelter not listed	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA

Tantalum	Smelter not listed	Global Tungsten & Powders Corp.	UNITED STATES

Tantalum	Smelter not listed	GTP	UNITED STATES

Tantalum	Smelter not listed	GTP Corp.	UNITED STATES

Tantalum	Smelter not listed	Guixi smelting plant	China

Tantalum	Smelter not listed	H.C. Starck Smelting GmbH & Co. KG	GERMANY

Tantalum	Smelter not listed	Hunan Chenzhou Mining Group Co	CHINA

Tantalum	Smelter not listed	Jade-Sterling	UNITED STATES

Tantalum	Smelter not listed	Kennametal inc	UNITED STATES

Tantalum	Smelter not listed	KME Germany GmbH & Co. KG	GERMANY

Tantalum	Smelter not listed	Nantong Tongjie Electrical Co., Ltd.	CHINA

Tantalum	Smelter not listed	Niotan	UNITED STATES

Tantalum	Smelter not listed	PM Kalco Inc	UNITED STATES

Tantalum	Smelter not listed	SANDVIK HARD MAT.	FRANCE

Tantalum	Smelter not listed	Sandvik Hard Materials	France

Tantalum	Smelter not listed	Shanghai Jiangxi Metals Co. Ltd	CHINA

Tantalum	Smelter not listed	Shanghai Jiangxi metals Co. Ltd.	CHINA

Tantalum	Smelter not listed	Solikamsk Metal Works	RUSSIAN FEDERATION

Tantalum	Smelter not listed	Taki Chemical Co., Ltd.	JAPAN

Tantalum	Smelter not listed	Tantalite Resources	SOUTH AFRICA

Tantalum	Smelter not listed	Treibacher Industrie AG	CHINA

Tantalum	Smelter not listed	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM

Tantalum	Smelter not listed	WBH	AUSTRIA

Tantalum	Smelter not listed	WBH AG	AUSTRIA

Tantalum	Smelter not listed	Yao gang xian mining	CHINA

Tantalum	Smelter not listed	Yaogangxian	CHINA

Tantalum	Smelter not listed	Yichun Jin Yang Rare Metal Co., Ltd	CHINA

Tantalum	Smelter not listed	Zhuzhou	CHINA

Tantalum	Smelter not listed	Buss & Buss	GERMANY

Tantalum	Solikamsk	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION

Tantalum	Taki Chemicals	Taki Chemicals	JAPAN

Tantalum	Telex Metals	Telex Metals	UNITED STATES

Tantalum	Tranzact, Inc.	Tranzact, Inc.	UNITED STATES

Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	XinXing HaoRong Electronic Material Co., Ltd.	CHINA

Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA

Tantalum	Zhuzhou Cement Carbide	Zhuzhou Cement Carbide	CHINA

Tin	Alent plc	Alpha	UNITED STATES

Tin	An Thai Minerals Company Limited	An Thai Minerals Company Limited	VIET NAM

Tin	An Vinh Joint Stock Mineral Processing Company	An Vinh Joint Stock Mineral Processing Company	VIET NAM

Tin	Banka Tin	PT Timah	INDONESIA

Tin	BML	PT BilliTin Makmur Lestari	INDONESIA

Tin	Brand IMLI	PT Bukit Timah	INDONESIA

Tin	Brand RBT	PT Refined Bangka Tin	INDONESIA

Tin	Chengfeng Metals Co Pte Ltd	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA

Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA

Tin	China Rare Metal Material Co., Ltd.	China Rare Metal Materials Company	CHINA

Tin	China Tin (Hechi)	China Tin Group Co., Ltd.	CHINA

Tin	China Yunnan Tin Co Ltd.	Yunnan Tin Group (Holding) Company Limited	CHINA

Tin	CNMC (Guangxi) PGMA Co., Ltd.	CNMC (Guangxi) PGMA Co. Ltd.	CHINA

Tin	Cooper Santa	Cooper Santa	BRAZIL

Tin	Cooper Santa	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL

Tin	CV Ayi Jaya	CV Ayi Jaya	INDONESIA

Tin	CV Dua Sekawan	CV Dua Sekawan	INDONESIA

Tin	CV Gita Pesona	CV Gita Pesona	INDONESIA

Tin	CV Justindo	CV JusTindo	INDONESIA

Tin	CV Justindo	PT Justindo	INDONESIA

Tin	CV Nurjanah	CV Nurjanah	INDONESIA

Tin	CV Nurjanah	PT Aries Kencana Sejahtera	INDONESIA

Tin	CV Serumpun Sebalai	CV Serumpun Sebalai	INDONESIA

Tin	CV United Smelting	CV United Smelting	INDONESIA

Tin	CV Venus Inti Perkasa	CV Venus Inti Perkasa	INDONESIA

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM

Tin	Elmet S.L.U. (Metallo Group)	Elmet S.A. de C.V.	SPAIN

Tin	EM Vinto	EM Vinto	BOLIVIA

Tin	Estanho de Rondônia S.A.	Estanho de Rondônia S.A.	BRAZIL

Tin	Fenix Metals	Fenix Metals	POLAND

Tin	FSE Novosibirsk Refinery	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION

Tin	Funsur Smelter	Minsur	PERU

Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	Gejiu non-ferrous metal processing Co. Ltd	CHINA

Tin	Gejiu Jinye Mineral Company	Gejiu Jinye Mineral Company	CHINA

Tin	Gejiu Kai Meng Industry and Trade LLC	Gejiu Kai Meng Industry and Trade LLC	CHINA

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA

Tin	Gejiu Zi-Li	Gejiu Zi-Li	CHINA

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA

Tin	Guang Xi Liu Xhou	Guamg Xi Liu Zhou	CHINA

Tin	Guangxi Pinggui PGMA Co. Ltd.	Guangxi PingguiPGMA Co., Ltd	CHINA

Tin	HuiChang Hill Tin Industry Co., Ltd.	HuiChang Hill Tin Industry Co., Ltd.	CHINA

Tin	Huichang Jinshunda Tin Co. Ltd	Huichang Jinshunda Tin Co. Ltd	CHINA

Tin	Indonesian State Tin Corporation Mentok Smelter	PT Timah (Persero) Tbk Mentok	INDONESIA

Tin	Jiangxi Nanshan	Jiangxi Nanshan	CHINA

Tin	Jiangxi Nanshan	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA

Tin	Ketabang	PT Bangka Putra Karya	INDONESIA

Tin	Kundur Smelter	PT Timah (Persero) Tbk Kundur	INDONESIA

Tin	Linwu Xianggui Ore Smelting Co., Ltd.	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA

Tin	Magnu’s Minerais Metais e Ligas Ltda.	Magnu’s Minerais Metais e Ligas LTDA	BRAZIL

Tin	Malaysia Smelting Corp	Malaysia Smelting Corporation (MSC)	MALAYSIA

Tin	Malaysia Smelting Corp	Malaysia Smelting Corp	MALAYSIA

Tin	Melt Metais e Ligas S/A	MELT Metais e Ligas S.A.	BRAZIL

Tin	Metallic Resources, Inc.	Metallic Resources, Inc.	UNITED STATES

Tin	Metallo Chimique	Metallo Chimique	BELGIUM

Tin	Metallo-Chimique N.V.	Metallo-Chimique N.V.	BELGIUM

Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN

Tin	O.M. Manufacturing (Thailand) Co., Ltd.	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND

Tin	O.M. Manufacturing Philippines, Inc.	O. M. Manufacturing Philippines, Inc.	PHILIPPINES

Tin	OMSA	OMSA	BOLIVIA

Tin	OMSA	Operaciones Metalurgical S.A.	BOLIVIA

Tin	Phoenix Metal Ltd.	Phoenix Metal Ltd.	RWANDA

Tin	PT Alam Lestari Kencana	PT Alam Lestari Kencana	INDONESIA

Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA

Tin	PT ATD Makmur Mandiri Jaya	PT ATD Makmur Mandiri	INDONESIA

Tin	PT Babel Inti Perkasa	PT Babel Inti Perkasa	INDONESIA

Tin	PT Bangka Kudai Tin	PT Bangka Kudai Tin	INDONESIA

Tin	PT Bangka Prima Tin	PT Bangka Prima Tin	INDONESIA

Tin	PT Bangka Timah Utama Sejahtera	PT Bangka Timah Utama Sejahtera	INDONESIA

Tin	PT Bangka Tin Industry	PT Bangka Tin Industry	INDONESIA

Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	INDONESIA

Tin	PT Cipta Persada Mulia	PT Cipta Persada Mulia	INDONESIA

Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA

Tin	PT Fang Di MulTindo	PT Fang Di MulTindo	INDONESIA

Tin	PT Inti Stania Prima	PT Inti Stania Prima	INDONESIA

Tin	PT Karimun Mining	PT Karimun Mining	INDONESIA

Tin	PT Koba Tin	PT Koba Tin	INDONESIA

Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA

Tin	PT Panca Mega Persada	PT Panca Mega Persada	INDONESIA

Tin	PT Pelat Timah Nusantara Tbk	PT Pelat Timah Nusantara Tbk	INDONESIA

Tin	PT Prima Timah Utama	PT Prima Timah Utama	INDONESIA

Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA

Tin	PT Seirama Tin Investment	PT Seirama Tin Investment	INDONESIA

Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA

Tin	PT Sukses Inti Makmur	PT Sukses Inti Makmur	INDONESIA

Tin	PT Sumber Jaya Indah	PT Sumber Jaya Indah	INDONESIA

Tin	PT Tinindo Inter Nusa	PT Tinindo Inter Nusa	INDONESIA

Tin	PT Tirus Putra Mandiri	PT Tirus Putra Mandiri	INDONESIA

Tin	PT Tommy Utama	PT Tommy Utama	INDONESIA

Tin	PT Wahana Perkit Jaya	PT Wahana Perkit Jaya	INDONESIA

Tin	Rui Da Hung	Rui Da Hung	TAIWAN

Tin	Smelter Not Listed	(Yunnan) Gejiu Zili Metallurgy Co.	CHINA

Tin	Smelter not listed	5N Plus Lübeck GmbH	GERMANY

Tin	Smelter Not Listed	A.L.M.T. Corp.	JAPAN

Tin	Smelter not listed	A.M.P.E.R.E. Deutsch	GERMANY

Tin	Smelter not listed	ABC	ALBANIA

Tin	Smelter not listed	ACuPowder International, LLC	UNITED STATES

Tin	Smelter not listed	AFICA	FRANCE

Tin	Smelter not listed	AIM	CANADA

Tin	Smelter not listed	ALLTECH METAL	FRANCE

Tin	Smelter not listed	Alpha Metals (Taiwan) Inc.	Taiwan

Tin	Smelter not listed	American Iron and Metal	CANADA

Tin	Smelter not listed	Ami Bridge Enterprise Co., Ltd.	CHINA

Tin	Smelter not listed	AMPERE	France

Tin	Smelter not listed	an chen	CHINA

Tin	Smelter not listed	Angelcast Enterprise Co., Ltd.	TAIWAN

Tin	Smelter not listed	Aoki Lab ltd.	CHINA

Tin	Smelter not listed	Arco Alloys	UNITED STATES

Tin	Smelter not listed	asahi pretec	JAPAN

Tin	Smelter not listed	Assaf Conductors Ltd.	UNITED STATES

Tin	Smelter not listed	ATI Metalworking Products	UNITED STATES

Tin	Smelter not listed	Atlas Pacific	UNITED STATES

Tin	Smelter not listed	Aurubis	UNITED STATES

Tin	Smelter not listed	Aurubis Netherlands	NETHERLANDS

Tin	Smelter not listed	B T Solders Pvt Ltd	INDIA

Tin	Smelter not listed	BALVER ZINN	GERMANY

Tin	Smelter not listed	Balver Zinn	GERMANY

Tin	Smelter not listed	BALVER ZINN Josef Jo	GERMANY

Tin	Smelter not listed	Bangka	INDONESIA

Tin	Smelter not listed	bao yu hua	CHINA

Tin	Smelter not listed	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA

Tin	Smelter not listed	Best Metais e Solda	BRAZIL

Tin	Smelter not listed	Best Metais e Solda	BRAZIL

Tin	Smelter not listed	Best Metais e Soldas S.A.	BRAZIL

Tin	Smelter not listed	Best Metals	BRAZIL

Tin	Smelter not listed	BOYI METAL ELECTRO FTY.	CHINA

Tin	Smelter not listed	Brinkmann Chemie AG	GERMANY

Tin	Smelter not listed	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL

Tin	Smelter not listed	ChaoYue	CHINA

Tin	Smelter not listed	Chemtreat Consultant	INDIA

Tin	Smelter not listed	Chenzhou Yun Xiang mining limited liability company	CHINA

Tin	Smelter not listed	Chenzhou Yunxiang Mining Smelting Compang LTD	CHINA

Tin	Smelter not listed	CHIA FAR	TAIWAN

Tin	Smelter not listed	China Huaxi Group Nandan	CHINA

Tin	Smelter not listed	China Tin Group(Guangxi)	CHINA

Tin	Smelter not listed	China YunXi mining	CHINA

Tin	Smelter not listed	Chofu Works	JAPAN

Tin	Smelter Not Listed	Cidneo Metallurgica spa	ITALY

Tin	Smelter not listed	CIMSA, S.A.	SPAIN

Tin	Smelter not listed	Colonial Metals	UNITED STATES

Tin	Smelter not listed	Colonial Metals, Inc	UNITED STATES

Tin	Smelter not listed	Complejo Metalurgico Vinto S.A.	BOLIVIA

Tin	Smelter not listed	Cooérativa Produtores de Cassiterita	BRAZIL

Tin	Smelter not listed	COPPER 100	BRAZIL

Tin	Smelter not listed	CV DS Jaya Abadi	INDONESIA

Tin	Smelter not listed	CV Duta Putra Bangka	INDONESIA

Tin	Smelter not listed	CV Makmur Jaya	INDONESIA

Tin	Smelter not listed	CV Prima Timah Utama	INDONESIA

Tin	Smelter not listed	DAE CHANG IND CO LTD	KOREA, REPUBLIC OF

Tin	Smelter not listed	Daewoo International	KOREA, REPUBLIC OF

Tin	Smelter not listed	Diehl Metall Aplications GmbH	GERMANY

Tin	Smelter not listed	Dongguan lason metel materials co,.ltd	CHINA

Tin	Smelter not listed	Dongguan Yuecheng metal materials Co., Ltd.	CHINA

Tin	Smelter not listed	dongrong	CHINA

Tin	Smelter not listed	Dowa Metals & Mining Co. Ltd	JAPAN

Tin	Smelter not listed	Dr. soldering tin products Co., Ltd.	CHINA

Tin	Smelter not listed	Dr.ing.Max Schloette	GERMANY

Tin	Smelter not listed	Dr.ing.Max Schloetter	GERMANY

Tin	Smelter not listed	Eagle Brass	UNITED STATES

Tin	Smelter not listed	EFD INC.	CHINA

Tin	Smelter not listed	Egli Fischer	SWITZERLAND

Tin	Smelter not listed	Electro Metal Pte	SINGAPORE

Tin	Smelter not listed	Electroloy Metal (Shenzhen) Co. ltd.	CHINA

Tin	Smelter not listed	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy JSC	VIET NAM

Tin	Smelter not listed	Elmet S.L.U. (Metallo Group)	SPAIN

Tin	Smelter not listed	E-tech Philippines	PHILIPPINES

Tin	Smelter not listed	Exim Americana	MEXICO

Tin	Smelter not listed	EXIMETAL S.A.	ARGENTINA

Tin	Smelter not listed	Federal Metal Company	UNITED STATES

Tin	Smelter Not Listed	Feinhtte Halsbrcke GmbH	GERMANY

Tin	Smelter not listed	Foshan Nanhai Tong Ding Metal Company. Ltd.	CHINA

Tin	Smelter not listed	Fuji Metal Mining	JAPAN

Tin	Smelter not listed	Fuji Metal Mining Corp	JAPAN

Tin	Smelter not listed	Furukawa Electric	JAPAN

Tin	Smelter not listed	G.A. Avril Company	UNITED STATES

Tin	Smelter not listed	GA AVRIL	UNITED STATES

Tin	Smelter not listed	Gannan Tin Smelter	CHINA

Tin	Smelter not listed	Ge Jiu Lian Chang	CHINA

Tin	Smelter not listed	Gebr. Kemper GmbH & Co.KG	GERMANY

Tin	Smelter not listed	Gebryeder Kemper GMBH	GERMANY

Tin	Smelter not listed	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA

Tin	Smelter not listed	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA

Tin	Smelter not listed	Gejiu Jin Ye Mineral Co., Ltd.	CHINA

Tin	Smelter not listed	Gejiu Jinye Mineral Co., Ltd.	CHINA

Tin	Smelter not listed	GEJIU YUNXIN COLORED	CHINA

Tin	Smelter Not Listed	Gejiu YunXin Colored Electrolysis Ltd	CHINA

Tin	Smelter not listed	GEJIU YUNXIN COLORED ELECTROLYSIS LTD YUNNAN OF P.R.CHINA	CHINA

Tin	Smelter Not Listed	GeJiu zili mining & smel ting co.,ltd.	CHINA

Tin	Smelter not listed	GeJiuShi in yunnan tin co., LTD	CHINA

Tin	Smelter not listed	GEM TERMINAL IND.CO.,LTD	CHINA

Tin	Smelter not listed	Glencore	CANADA

Tin	Smelter not listed	Glencore Canada Corporation	CANADA

Tin	Smelter not listed	Gold Bell Group	CHINA

Tin	Smelter not listed	Gomat-e-K.	JAPAN

Tin	Smelter not listed	Grik Perak Malaysia	MALAYSIA

Tin	Smelter not listed	Grupo Mexico S.A. (mineria)	MEXICO

Tin	Smelter not listed	Guang zhou hong wuxi products limited	CHINA

Tin	Smelter not listed	GuangDong Jiatian Stannum Products Co., Ltd	CHINA

Tin	Smelter not listed	Guangxi Crystal Union Photoelectric Materials CO.,LTD	CHINA

Tin	Smelter Not Listed	Guangxi Huaxi Group Co.,Ltd	CHINA

Tin	Smelter not listed	Guangxi Jin Lian	CHINA

Tin	Smelter not listed	Guangxi Nonferrous Metals Group ( Hechi Xinhua smelting limited company	CHINA

Tin	Smelter not listed	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	CHINA

Tin	Smelter not listed	GUANGZHOU PACIFIC TINPLATE CO,.LTD.	CHINA

Tin	Smelter not listed	H. KRAMER & CO.	UNITED STATES

Tin	Smelter not listed	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA

Tin	Smelter not listed	HANDOK	KOREA, REPUBLIC OF

Tin	Smelter not listed	Hawkins, Inc	UNITED STATES

Tin	Smelter not listed	Hawkins, Inc.	UNITED STATES

Tin	Smelter not listed	Hayes Metals	NEW ZEALAND

Tin	Smelter not listed	Hayes Metals Pty Ltd	NEW ZEALAND

Tin	Smelter not listed	HeChi Metallurgical Chemical factory	CHINA

Tin	Smelter not listed	HEESUNG MATERIAL	KOREA, REPUBLIC OF

Tin	Smelter not listed	Heraeus Materials Technology GmbH & Co. KG	GERMANY

Tin	Smelter not listed	High Quality Technology Co., Ltd	CHINA

Tin	Smelter not listed	Highjent Technology	JAPAN

Tin	Smelter not listed	High-Power Surface Technology	CHINA

Tin	Smelter not listed	High-Tech Co., Ltd. Taiwan	TAIWAN

Tin	Smelter not listed	HL Thorne	UNITED KINGDOM

Tin	Smelter not listed	HongQiao metal parts	CHINA

Tin	Smelter not listed	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA

Tin	Smelter not listed	HUAHONG CO., LTD	CHINA

Tin	Smelter not listed	Huanggang Tongding	CHINA

Tin	Smelter not listed	Huanggang Tongding metal materials Co., Ltd.	CHINA

Tin	Smelter not listed	Huaxi Guangxi Group	CHINA

Tin	Smelter not listed	Huayou	TAIWAN

Tin	Smelter not listed	Hulterworth Smelter	JAPAN

Tin	Smelter not listed	Hunan Xianghualing tin Co. ltd	CHINA

Tin	Smelter not listed	I.B.F. INDUSTRIA BRASILEIRA DE FERROLIGAS LTDA	BRAZIL

Tin	Smelter not listed	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL

Tin	Smelter not listed	IMLI	INDONESIA

Tin	Smelter not listed	Impag AG	SWITZERLAND

Tin	Smelter not listed	Impag AG	Switzerland

Tin	Smelter not listed	Impag AG CH-Zürich	SWITZERLAND

Tin	Smelter not listed	Imperial Zinc	UNITED STATES

Tin	Smelter not listed	Ind. Minera Mexico	MEXICO

Tin	Smelter not listed	Indonesia Tin Corp	INDONESIA

Tin	Smelter not listed	Indonesia Tin Corp	INDONESIA

Tin	Smelter not listed	Indonesian State Tin	INDONESIA

Tin	Smelter not listed	Indonesian state tin corporation	INDONESIA

Tin	Smelter not listed	Industrial Minera Mexico	MEXICO

Tin	Smelter not listed	Ing.Josef Kořínek	CZECH REPUBLIC

Tin	Smelter not listed	IRM	CANADA

Tin	Smelter not listed	ISHIKAWA METAL CO.,LTD.	JAPAN

Tin	Smelter not listed	i-TSCL	GERMANY

Tin	Smelter not listed	JalanPantai/Malaysia	MALAYSIA

Tin	Smelter not listed	Japan New Metals Co., Ltd.	JAPAN

Tin	Smelter not listed	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN

Tin	Smelter not listed	Jean Goldschmidt International	BELGIUM

Tin	Smelter not listed	Jean Goldschmidt International SA	BELGIUM

Tin	Smelter Not Listed	JIA WANG Technology solder product	CHINA

Tin	Smelter not listed	JiangXi JiaWang	CHINA

Tin	Smelter not listed	Jiangxi Jinlian	CHINA

Tin	Smelter not listed	Jiangxi Jinshunda	CHINA

Tin	Smelter not listed	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA

Tin	Smelter not listed	JIATIAN Tin	CHINA

Tin	Smelter not listed	jin yi group	CHINA

Tin	Smelter not listed	Jin Zhou	CHINA

Tin	Smelter not listed	JinDa Metal Co., Ltd.	CHINA

Tin	Smelter not listed	JU TAI INDUSTRIAL CO.,LTD.	CHINA

Tin	Smelter not listed	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA

Tin	Smelter not listed	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA

Tin	Smelter not listed	KARAS PLATING	UNITED KINGDOM

Tin	Smelter not listed	KARAS PLATING LTD	UNITED KINGDOM

Tin	Smelter not listed	Kewei Tin Co.,ltd	CHINA

Tin	Smelter not listed	KIESOW DR. BRINKMAN	GERMANY

Tin	Smelter not listed	KIESOW DR. BRINKMANN	GERMANY

Tin	Smelter not listed	KME France	FRANCE

Tin	Smelter not listed	KME Germany	GERMANY

Tin	Smelter not listed	Koepp Schaum GmbH	GERMANY

Tin	Smelter not listed	KOKI JAPAN	JAPAN

Tin	Smelter not listed	Koki Products Co., Ltd.	Thailand

Tin	Smelter not listed	Kovohut_ P_’bram	RUSSIAN FEDERATION

Tin	Smelter not listed	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	CZECH REPUBLIC

Tin	Smelter not listed	KU PING ENTERPRISE CO., LTD.	CHINA

Tin	Smelter not listed	Kuan Shuo Ind. Co., Ltd.	TAIWAN

Tin	Smelter not listed	Kunshan into the solder manufacturing co., LTD	CHINA

Tin	Smelter not listed	Kunshan Shing Lee Solder manufactureing co.Ltd	CHINA

Tin	Smelter not listed	Kunshan Xin Ding metal material Limited company	CHINA

Tin	Smelter not listed	Kunshan xiubo	CHINA

Tin	Smelter not listed	Kupol	RUSSIAN FEDERATION

Tin	Smelter not listed	Kupol	RUSSIAN FEDERATION

Tin	Smelter not listed	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.(Smelter Not Listed)	CHINA

Tin	Smelter not listed	LEAD-FREE SOLDER smelter	CHINA

Tin	Smelter not listed	LI CHUN METALS CO., LTD.	TAIWAN

Tin	Smelter not listed	Lichuand Tin Plant	CHINA

Tin	Smelter not listed	Linetech	KOREA, REPUBLIC OF

Tin	Smelter not listed	Lingbao Jinyuan tonghu	CHINA

Tin	Smelter not listed	LingbaoJinyuan tonghu	CHINA

Tin	Smelter not listed	LiQiao plating	CHINA

Tin	Smelter not listed	Liuzhou China Tin	CHINA

Tin	Smelter not listed	LMD	CHINA

Tin	Smelter not listed	Lübeck GmbH	GERMANY

Tin	Smelter not listed	M&R Claushuis BV	NETHERLANDS

Tin	Smelter not listed	Ma On Shuguang Smelting Plant	CHINA

Tin	Smelter not listed	Ma On Shunguang Smelting Plant	CHINA

Tin	Smelter not listed	Maanshan Dongshen electronic material factory	CHINA

Tin	Smelter not listed	MacDermid	UNITED STATES

Tin	Smelter not listed	MacDermid GmbH	GERMANY

Tin	Smelter not listed	MacDermid GmbH	GERMANY

Tin	Smelter not listed	Malaysia Smelting Corp. Berhard	MALAYSIA

Tin	Smelter not listed	MANAAS MEYERLARGICAL	INDIA

Tin	Smelter not listed	MARCO METALES DE MEXICO,S. DE R.L. DE C.V.	MEXICO

Tin	Smelter not listed	Materials Eco-Refining CO,.LTD	JAPAN

Tin	Smelter not listed	Materials Eco-Refining CO.,LTD	JAPAN

Tin	Smelter not listed	MBO	FRANCE

Tin	Smelter not listed	MCP Metal Specialist Inc.	UNITED KINGDOM

Tin	Smelter not listed	Medeko Cast S.R.O.	SLOVAKIA (Slovak Republic)

Tin	Smelter not listed	Meng neng	CHINA

Tin	Smelter not listed	Metal Alloy (India)	INDIA

Tin	Smelter not listed	Metallum Metal Tradi	SWITZERLAND

Tin	Smelter not listed	Metallum Metal Trading AG	SWITZERLAND

Tin	Smelter Not Listed	Metallum Metal Trading Company	Switzerland

Tin	Smelter not listed	MetallumMetalTrading	SWITZERLAND

Tin	Smelter not listed	MÉTAUX BLANCS OUVRÉS (MBO)	FRANCE

Tin	Smelter not listed	Miller Company	UNITED STATES

Tin	Smelter not listed	Minchai Metal Indust	TAIWAN

Tin	Smelter not listed	Minchali Metal Industry	TAIWAN

Tin	Smelter not listed	Minchali Metal industry Co. Ltd.	JAPAN

Tin	Smelter not listed	Mineral-Metal s.r.o.	CZECH REPUBLIC

Tin	Smelter not listed	Ming Li Jia smelt	CHINA

Tin	Smelter not listed	Minmetals Ganzhou Tin Co. Ltd.	CHINA

Tin	Smelter not listed	Misue Tin Smelter and Refinery	PERU

Tin	Smelter not listed	Mitsubishi Materials	JAPAN

Tin	Smelter not listed	Monette	GERMANY

Tin	Smelter not listed	MUNTOK SMELTER	INDONESIA

Tin	Smelter Not Listed	Nacobre	Mexico

Tin	Smelter not listed	Nancang Metal Material Co.,Ltd	CHINA

Tin	Smelter not listed	Nankang Nanshan Tin Co., Ltd.	CHINA

Tin	Smelter not listed	Nankang Nanshan Tin Manufactory, ltd	CHINA

Tin	Smelter not listed	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.	CHINA

Tin	Smelter not listed	Nathan Trotter & Co	UNITED STATES

Tin	Smelter not listed	Nathan Trotter & Co INC.	PERU

Tin	Smelter not listed	Nathan Trotter & Co.	UNITED STATES

Tin	Smelter not listed	Nathan Trotter & Co., Inc.	UNITED STATES

Tin	Smelter not listed	Neuhaus	GERMANY

Tin	Smelter not listed	Ney Metals and Alloys	INDONESIA

Tin	Smelter not listed	Nihon Superior Co.,Ltd	JAPAN

Tin	Smelter not listed	Nihonhanda Co., Ltd.	JAPAN

Tin	Smelter not listed	NINGBO CITY CHANGZHEN COPPER CO.,LTD	CHINA

Tin	Smelter not listed	NINGBO YINZHOU TIN BRONZE BRONZE BELT CO.,LTD	CHINA

Tin	Smelter not listed	Nippon Filler Metals Ltd	JAPAN

Tin	Smelter not listed	NITAH	INDONESIA

Tin	Smelter Not Listed	NO SMELTER	INDONESIA

Tin	Smelter not listed	Nohon Superior Co.,	JAPAN

Tin	Smelter not listed	Nohon Superior Co.,	JAPAN

Tin	Smelter not listed	Norteña de Metales, SA	Spain

Tin	Smelter not listed	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION

Tin	Smelter not listed	Old City Metals Processing Co., Ltd.	CHINA

Tin	Smelter not listed	Operaciones Metalugicas SA.	INDONESIA

Tin	Smelter not listed	Operaciones Metalurgical S.A	BOLIVIA

Tin	Smelter not listed	PAN LIGHT CORP	INDONESIA

Tin	Smelter not listed	Paranapanema S/A	BRAZIL

Tin	Smelter not listed	PBT	FRANCE

Tin	Smelter not listed	PHONON MEIWA INC.	JAPAN

Tin	Smelter not listed	PIREKS	TURKEY

Tin	Smelter not listed	Poongsan Corporation	KOREA, REPUBLIC OF

Tin	Smelter not listed	Prifer Com de Sucata	BRAZIL

Tin	Smelter not listed	PRIFER COMERCIO DE SUCATAS	BRAZIL

Tin	Smelter not listed	PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD	CHINA

Tin	Smelter not listed	Primeyoung Metal Ind. (Zhuhai) Co., Ltd	CHINA

Tin	Smelter not listed	PT Babel Surya Alam Lestari	INDONESIA

Tin	Smelter not listed	PT Donna Kembara Jaya	INDONESIA

Tin	Smelter not listed	PT HANJAYA PERKASA METALS	INDONESIA

Tin	Smelter not listed	PT HP Metals Indonesia	INDONESIA

Tin	Smelter not listed	PT NATARI	INDONESIA

Tin	Smelter not listed	PT Refined Banka Tin	INDONESIA

Tin	Smelter not listed	PT Singkep Times Utama	INDONESIA

Tin	Smelter not listed	PT Yinchendo Mining Industry	INDONESIA

Tin	Smelter not listed	PT.CITRALOGAM	INDONESIA

Tin	Smelter not listed	PT.DS JAYA ABADI	INDONESIA

Tin	Smelter not listed	PT.HANJAYA PERKASA METALS	INDONESIA

Tin	Smelter Not Listed	PT.TIMAH TBK	INDONESIA

Tin	Smelter not listed	RBT	INDONESIA

Tin	Smelter not listed	REDSUN METAL IND. CO.,LTD.(Smelter Not Listed)	TAIWAN

Tin	Smelter Not Listed	Redsun Metal Ind.co.,LTD	TAIWAN

Tin	Smelter not listed	REYNOLDS	FRANCE

Tin	Smelter not listed	Rohm & Haas	GERMANY

Tin	Smelter not listed	Rohm & Haas R&H Europe Trading AP	GERMANY

Tin	Smelter not listed	Rohm and Haas	GERMANY

Tin	Smelter not listed	S Company	THAILAND

Tin	Smelter not listed	S. Izaguirre	SPAIN

Tin	Smelter not listed	saitamaken irumasi sayama ke hara	JAPAN

Tin	Smelter not listed	Samhwa Non-Ferrous Metal. Inc Co.,Ltd	KOREA, REPUBLIC OF

Tin	Smelter not listed	SAN-ETSU METALS	JAPAN

Tin	Smelter not listed	SAN-ETSU METALS	JAPAN

Tin	Smelter not listed	SARBAK	TURKEY

Tin	Smelter not listed	Schloetter Co. Ltd	UNITED KINGDOM

Tin	Smelter not listed	Seju Industry	JAPAN

Tin	Smelter not listed	Semco，	KOREA, REPUBLIC OF

Tin	Smelter not listed	Senju Metal Industry Co., Ltd.	BOLIVIA

Tin	Smelter not listed	Sevotrans	GERMANY

Tin	Smelter not listed	SGS	BRAZIL

Tin	Smelter not listed	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd	CHINA

Tin	Smelter not listed	Shanghai Hubao Coppe	CHINA

Tin	Smelter not listed	Shanghai Hubao Copper	CHINA

Tin	Smelter Not Listed	Shantou xi kuang	CHINA

Tin	Smelter not listed	Shapiro Metals	UNITED STATES

Tin	Smelter not listed	Shen Zhen Anchen solder products co.,Ltd.	CHINA

Tin	Smelter not listed	shen zhen qi xiang da hua gong gong si	CHINA

Tin	Smelter not listed	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA

Tin	Smelter not listed	Shenzhen Aijiafa Industrial Co., Ltd.	CHINA

Tin	Smelter not listed	Shenzhen Anchen Tin Co., Ltd	CHINA

Tin	Smelter not listed	SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.	CHINA

Tin	Smelter not listed	Shenzhen keaixin Technology	CHINA

Tin	Smelter not listed	Shenzhen Qi Xiang da Hua Gong Gong Si	CHINA

Tin	Smelter not listed	SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA

Tin	Smelter not listed	Shenzhen Yi Cheng Industrial	CHINA

Tin	Smelter not listed	Showa Kako	JAPAN

Tin	Smelter not listed	Shunda Huichang Kam Tin Co., Ltd.	CHINA

Tin	Smelter not listed	Sichuan Guanghan Jiangnan casting smelters	CHINA

Tin	Smelter not listed	SIGMA	TAIWAN

Tin	Smelter not listed	Singapore Asahi Chemical & Solder Industries	SINGAPORE

Tin	Smelter not listed	SIP	INDONESIA

Tin	Smelter not listed	SIPI METALS CORP	UNITED STATES

Tin	Smelter not listed	Sizer Metals PTE	SINGAPORE

Tin	Smelter not listed	Smclting&Refining	THAILAND

Tin	Smelter not listed	Smelting Branch of YunNan Tin Company Limited	CHINA

Tin	Smelter not listed	Snow up to the city of suzhou chemical CO.,LTD.	CHINA

Tin	Smelter not listed	Solar Applied materials	TAIWAN

Tin	Smelter not listed	Solder Coat CO., LTD	JAPAN

Tin	Smelter not listed	Solderindo	INDONESIA

Tin	Smelter not listed	SOLNET METAL	MALAYSIA

Tin	Smelter Not Listed	Solnet Metal Industry Co., Ltd.？	MALAYSIA

Tin	Smelter not listed	SORIMETAL	FRANCE

Tin	Smelter Not Listed	Spectro Alloys	UNITED STATES

Tin	Smelter Not Listed	SPTE	CHINA

Tin	Smelter not listed	Standard Lublin Sp. z o.o. (intermediary)	POLAND

Tin	Smelter not listed	Stretti	MALAYSIA

Tin	Smelter Not Listed	SUN SURFACE TECHNOLOGY CO.,LTD	CHINA

Tin	Smelter not listed	Sundwigger Messingwerk	GERMANY

Tin	Smelter Not Listed	Super Dragon Technology Co. Ltd.	Taiwan

Tin	Smelter not listed	Super Ligas	BRAZIL

Tin	Smelter not listed	Suzhou Co. Ltd.	CHINA

Tin	Smelter not listed	SUZHOU NUONENGDA CHEMICAL CO.,LTD	CHINA

Tin	Smelter not listed	Swissmetal	SWITZERLAND

Tin	Smelter not listed	Swopes Salvage	UNITED STATES

Tin	Smelter Not Listed	Tae Seung	CHINA

Tin	Smelter not listed	TaeguTec Ltd.	KOREA, REPUBLIC OF

Tin	Smelter not listed	tai wan qing gao qi ye you xian gong si	TAIWAN

Tin	Smelter not listed	Taiwan Huanliang	INDONESIA

Tin	Smelter not listed	Taiwan Qing Gao Qi Ye You Xian Gong Si	CHINA

Tin	Smelter not listed	Tambang Timah	INDONESIA

Tin	Smelter not listed	TAP	UNITED STATES

Tin	Smelter not listed	Technic	UNITED STATES

Tin	Smelter not listed	Teck Metals LTD	CANADA

Tin	Smelter not listed	Termomecanica	BRAZIL

Tin	Smelter not listed	Termomecanica	BRAZIL

Tin	Smelter not listed	Thailand Smelting	THAILAND

Tin	Smelter not listed	The Miller Company	UNITED STATES

Tin	Smelter not listed	Three green surface technology limited company	CHINA

Tin	Smelter not listed	ThyssenKrupp	GERMANY

Tin	Smelter not listed	Tianjin Huamei	GERMANY

Tin	Smelter not listed	Tianshui ling bo technology co., Ltd	CHINA

Tin	Smelter Not Listed	TIANSHUI LONG BO TECHNOLOGY CO., LTD	CHINA

Tin	Smelter not listed	Tim Plating Gejiu	CHINA

Tin	Smelter not listed	Timah	INDONESIA

Tin	Smelter not listed	Timah Indonesian State Tin Corporation	INDONESIA

Tin	Smelter not listed	Tin Co. Ltd, Minmetals Ganzhou	China

Tin	Smelter Not Listed	Tochij	JAPAN

Tin	Smelter not listed	TODINI AND CO SPA	ITALY

Tin	Smelter not listed	TODINI AND CO SPA	ITALY

Tin	Smelter not listed	Tong Ding Metal Company. Ltd.	CHINA

Tin	Smelter not listed	TongLing Nonferrous Metals Group Holdings Co., Ltd.	CHINA

Tin	Smelter not listed	TOP-TEAM TECHNOLOGY(SHEN ZHEN)LIMITED	CHINA

Tin	Smelter not listed	TOTAI	TAIWAN

Tin	Smelter not listed	Traxys	FRANCE

Tin	Smelter not listed	Umicore SA Business Unit Precious Metals Refining	BELGIUM

Tin	Smelter not listed	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN

Tin	Smelter not listed	United States of America Univertical International (Suzhou) Co., Ltd	CHINA

Tin	Smelter not listed	UNIVERTICAL CORP	UNITED STATES

Tin	Smelter not listed	Univertical Corporation	UNITED STATES

Tin	Smelter not listed	Univertical International	CHINA

Tin	Smelter not listed	Untracore Co.,Ltd.	SINGAPORE

Tin	Smelter not listed	Vale Inco, Ltd.	CANADA

Tin	Smelter not listed	Vishay Intertechnology	CHINA

Tin	Smelter not listed	Vitkovicke slevarny	CZECH REPUBLIC

Tin	Smelter not listed	W.C. Heraeus Hanau	GERMANY

Tin	Smelter not listed	Wang Yu Manufacturing Co. Ltd.	CHINA

Tin	Smelter not listed	Watanabe Plating co.	JAPAN

Tin	Smelter not listed	WELLEY	TAIWAN

Tin	Smelter not listed	Westfalenzinn	GERMANY

Tin	Smelter not listed	Westfalenzinn J. Jos	GERMANY

Tin	Smelter not listed	Westmetall GmbH & Co.KG	GERMANY

Tin	Smelter not listed	White Solder Metalurgia	BRAZIL

Tin	Smelter not listed	Wieland AG	GERMANY

Tin	Smelter not listed	Wieland Metals	UNITED STATES

Tin	Smelter not listed	Wildshaw Ltd.	UNITED KINGDOM

Tin	Smelter not listed	Wilhelm Westmetall	GERMANY

Tin	Smelter not listed	Wilhelm Westmetall, Germany	GERMANY

Tin	Smelter not listed	Winter Metalle GmbH	GERMANY

Tin	Smelter not listed	Wonil Metal Co Ltd	KOREA, REPUBLIC OF

Tin	Smelter not listed	Wu Xi Shi Yi Sheng Ji Xie She Bei Company	CHINA

Tin	Smelter not listed	Wujiang City Luxu Tin Factory	CHINA

Tin	Smelter not listed	Wuxi Lantronic Electronic Co Ltd	CHINA

Tin	Smelter not listed	WUXI YUNXI SANYE SOLDER FACTORY	CHINA

Tin	Smelter not listed	Xia Yi Metal Industries (shares) Ltd.	CHINA

Tin	Smelter not listed	Xianghualing Tin Industry Co., Ltd.	CHINA

Tin	Smelter not listed	Ximao Tin Co. LTD	CHINA

Tin	Smelter not listed	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA

Tin	Smelter not listed	xinmao tin corp .,ltd	CHINA

Tin	Smelter not listed	XiYue	CHINA

Tin	Smelter not listed	XURI	CHINA

Tin	Smelter not listed	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA

Tin	Smelter Not Listed	Yantai ZhaoJin Kasfort Precious Incorporated Company	CHINA

Tin	Smelter not listed	YAO ZHANG ENTERPRISE CO., LTD.	CHINA

Tin	Smelter Not Listed	YH	CHINA

Tin	Smelter Not Listed	Yifeng Tin Industry (Chenzhou) Co., Ltd	CHINA

Tin	Smelter not listed	Yiquan Manufacturing	CHINA

Tin	Smelter not listed	Yuanhao	CHINA

Tin	Smelter Not Listed	YUCHENG	CHINA

Tin	Smelter not listed	yun nan xi ye gufen youxian gongsi	CHINA

Tin	Smelter not listed	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA

Tin	Smelter not listed	Yunnan Chengo Electric Smelting Plant	CHINA

Tin	Smelter not listed	Yunnan Industrial Co., Ltd.	CHINA

Tin	Smelter not listed	Yunnan Metallurgical Group Co.,Ltd	CHINA

Tin	Smelter not listed	YUNNAN TIN COMPANY GROUP LIMITED	CHINA

Tin	Smelter not listed	Yunnan Tin Company Limited	CHINA

Tin	Smelter not listed	Yunnan Tin Company, Ltd	CHINA

Tin	Smelter not listed	Yunnan Tin Group (Holding) Co., Ltd.	CHINA

Tin	Smelter not listed	Yunnan Xiye Co.ltd	CHINA

Tin	Smelter not listed	YunXi	CHINA

Tin	Smelter not listed	Yun’xin Non-ferrous Electroanalysis Ltd.	CHINA

Tin	Smelter Not Listed	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.(Smelter Not Listed)	CHINA

Tin	Smelter not listed	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTING FACTORY	CHINA

Tin	Smelter Not Listed	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTING FACTORY(Smelter Not Listed)	CHINA

Tin	Smelter not listed	Zhejiang Huangyan Xinqian Electrical Parts Factory	CHINA

Tin	Smelter not listed	ZHEJIANG KEYU METAL MATERIAL CO.,LTD	CHINA

Tin	Smelter not listed	ZHEJIANG STRONG SOLDER MATERIALS	CHINA

Tin	Smelter not listed	ZhongShi	CHINA

Tin	Smelter not listed	Zhuhai Quanjia	CHINA

Tin	Smelter not listed	ZHUZHOU SMELTER GROUP COMPANY LIMITED	CHINA

Tin	Smelter not listed	Zuhai Horyison Solder Co.,Ltd.	CHINA

Tin	Smelter not listed		CHINA

Tin	Smelter Not Listed	Electroloy Metal (Shenzhen) Co.,Ltd	CHINA

Tin	Smelter Not Listed	Felder GmbH—Löttechnik	GERMANY

Tin	Smelter not listed	CRM Synergies S.L.	SPAIN

Tin	Smelter not yet identified	KCM AD PLOVDIV	BULGARIA

Tin	Soft Metais Ltda.	Soft Metais Ltda.	BRAZIL

Tin	Thai Solder Industry Corp., Ltd.	Thaisarco	THAILAND

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM

Tin	VQB Mineral and Trading Group JSC	VQB Mineral and Trading Group JSC	VIET NAM

Tin	White Solder Metalurgia e Mineração Ltda.	White Solder Metalurgia e Mineração Ltda.	BRAZIL

Tungsten	A.L.M.T. TUNGSTEN Corp.	A.L.M.T. TUNGSTEN Corp.	JAPAN

Tungsten	Asia Tungsten Products Vietnam Ltd.	Asia Tungsten Products Vietnam Ltd.	VIET NAM

Tungsten	ATI Metalworking Products	Kennametal Huntsville	UNITED STATES

Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	Guangdong Xianglu Tungsten Co., Ltd.	CHINA

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA

Tungsten	China National Non Ferrous	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA

Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	Chongyi Zhangyuan Tungsten Co Ltd	CHINA

Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA

Tungsten	Dayu Weiliang Tungsten Co., Ltd.	Dayu Weiliang Tungsten Co., Ltd.	CHINA

Tungsten	Ganxian Shirui New Material Co., Ltd.	Ganxian Shirui New Material Co., Ltd.	CHINA

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA

Tungsten	Ganzhou Nonferrous Metals Smelting Co Ltd.	Ganzhou Nonferrous Metals Smelting Co Ltd.	CHINA

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	Ganzhou Yatai Tungsten Co., Ltd.	CHINA

Tungsten	Global Tungsten & Powders Corp	Global Tungsten & Powders Corp	UNITED STATES

Tungsten	H.C. Starck GmbH	H.C. Starck GmbH	GERMANY

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	Hunan Chuangda Metallurgy Group Co. Ltd.	CHINA

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA

Tungsten	Hydrometallurg, JSC	Hydrometallurg, JSC	RUSSIAN FEDERATION

Tungsten	Japan New Metals Co Ltd	Japan New Metals Co Ltd	JAPAN

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA

Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA

Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA

Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA

Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA

Tungsten	Kennametal Fallon	Kennametal Fallon	UNITED STATES

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Malipo Haiyu Tungsten Co., Ltd.	CHINA

Tungsten	Niagara Refining LLC	Niagara Refining LLC	UNITED STATES

Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM

Tungsten	Pobedit, JSC	Pobedit, JSC	RUSSIAN FEDERATION

Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM

Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA

Tungsten	Smelter not listed	Air Products	UNITED STATES

Tungsten	Smelter not listed	Alldyne Powder Technologies	AMERICAN SAMOA

Tungsten	Smelter not listed	Allied Material	JAPAN

Tungsten	Smelter not listed	Alloys Imphy	FRANCE

Tungsten	Smelter not listed	Alta Group	AMERICAN SAMOA

Tungsten	Smelter not listed	ASSAB	CHINA

Tungsten	Smelter not listed	AVX Corporation	UNITED STATES

Tungsten	Smelter not listed	Axis Material Limited	JAPAN

Tungsten	Smelter not listed	Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.	CHINA

Tungsten	Smelter not listed	Cabot Corporation	UNITED STATES

Tungsten	Smelter not listed	Cannon-Muskegon Corp	UNITED STATES

Tungsten	Smelter not listed	Canon-Muskegon Corp	UNITED STATES

Tungsten	Smelter Not Listed	ChanZhou SuNan Iron Alloy Co, Ltd.	CHINA

Tungsten	Smelter not listed	Chaozhou Xianglu Tungsten IND Co., LTD.	CHINA

Tungsten	Smelter not listed	Chengdu yemao chemical co., LTD	CHINA

Tungsten	Smelter Not Listed	China Minmetals Nonferrous Metals Co, Ltd	CHINA

Tungsten	Smelter not listed	Chunbao Carbide Science & Technology Co.,Ltd	TAIWAN

Tungsten	Smelter not listed	CWB Materials	UNITED STATES

Tungsten	Smelter not listed	DaeguTec Ltd.	KOREA, REPUBLIC OF

Tungsten	Smelter not listed	DAIDO STEEL	JAPAN

Tungsten	Smelter not listed	Degutea	KOREA, REPUBLIC OF

Tungsten	Smelter Not Listed	Emei Hengdong	CHINA

Tungsten	Smelter not listed	ERAMET	FRANCE

Tungsten	Smelter not listed	Exotech.Inc	KAZAKHSTAN

Tungsten	Smelter not listed	Ganzhou Grand Sea W & Mo Company	CHINA

Tungsten	Smelter not listed	Ganzhou Grand Sea W&Mo Group Co. Ltd.	CHINA

Tungsten	Smelter not listed	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA

Tungsten	Smelter not listed	Ganzhou sinda W&Mo Co.,Ltd	CHINA

Tungsten	Smelter not listed	GANZHOU TEJING TUNGSTEN & MOLYBDENUM CO.,LTD	CHINA

Tungsten	Smelter not listed	Gerard Daniel Worldw	UNITED STATES

Tungsten	Smelter not listed	Gerard Daniel Worldwide	UNITED STATES

Tungsten	Smelter not listed	Golden Egret	CHINA

Tungsten	Smelter not listed	Golden Egret Special Alloy Co. Ltd	CHINA

Tungsten	Smelter not listed	GOLDEN EGRET SPECIAL ALLOY CO.,LTD	CHINA

Tungsten	Smelter not listed	HC Starck GmbH	GERMANY

Tungsten	Smelter not listed	Heyuan carbide co., LTD	CHINA

Tungsten	Smelter not listed	Hitachi Metals, Ltd.,	JAPAN

Tungsten	Smelter not listed	Hitachi Metals, Ltd., Yasugi Works	JAPAN

Tungsten	Smelter not listed	Hitachi Metals, Ltd.,Yasugi Works	JAPAN

Tungsten	Smelter not listed	Hitachi/ 9-1 Hacchobori 2-chome, Chuo-ku, Tokyo 104-0032 Japan	Tokyo/Japan

Tungsten	Smelter Not Listed	Hi-Temp Specialty Metals	UNITED STATES

Tungsten	Smelter not listed	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA

Tungsten	Smelter not listed	Izawa Metal Co., Ltd	JAPAN

Tungsten	Smelter not listed	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN

Tungsten	Smelter not listed	Japan New Metal	JAPAN

Tungsten	Smelter not listed	Jiangsu Hetian Technological Material Co.,Ltd	CHINA

Tungsten	Smelter not listed	Jiangxi Richsea New Materials Co., Ltd.	CHINA

Tungsten	Smelter Not Listed	Jillin Sichuan	CHINA

Tungsten	Smelter not listed	Jiujiang Tanbre	CHINA

Tungsten	Smelter not listed	JX NIPPON MINING & METALS CORPORATION	JAPAN

Tungsten	Smelter not listed	Kanto Denka Kogyo Co., Ltd.	JAPAN

Tungsten	Smelter not listed	Kyocera	JAPAN

Tungsten	Smelter not listed	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd	CHINA

Tungsten	Smelter not listed	Luoyang Mudu Tungsten & Molybdenum Technology Co. Ltd	CHINA

Tungsten	Smelter not listed	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA

Tungsten	Smelter not listed	Meterion Advanced Materials Thin Film Products	UNITED STATES

Tungsten	Smelter Not Listed	Minipro AB	SWEDEN

Tungsten	Smelter not listed	Nanchang Cemented Carbide Limited Liability Company	CHINA

Tungsten	Smelter not listed	NingHua XingluoKeng TungSten Mining CO., LID	CHINA

Tungsten	Smelter not listed	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA

Tungsten	Smelter not listed	Non-disclosed by the material supplier	ISRAEL

Tungsten	Smelter not listed	PLANSEE SE	AUSTRIA

Tungsten	Smelter not listed	SCRAP MATERIAL	INDIA

Tungsten	Smelter not listed	Solar Applid Materails Technology Corp.	TAIWAN

Tungsten	Smelter not listed	Sumitomo	CHINA

Tungsten	Smelter not listed	Sylham	UNITED STATES

Tungsten	Smelter not listed	TaeguTec LTD.	KOREA, REPUBLIC OF

Tungsten	Smelter not listed	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN

Tungsten	Smelter not listed	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM

Tungsten	Smelter not listed	Toshiba Material Co., Ltd	CHINA

Tungsten	Smelter not listed	ugitech	FRANCE

Tungsten	Smelter not listed	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM

Tungsten	Smelter not listed	Voss Metals Company, Inc.	UNITED STATES

Tungsten	Smelter not listed	Wolfram Bergbau und Hütten AG	AUSTRIA

Tungsten	Smelter not listed	Wolfram Company CJSC	CHINA

Tungsten	Smelter not listed	Wolfram JSC	Russia

Tungsten	Smelter not listed	Xiamen Tungsten（H.C.）Co., Ltd.	CHINA

Tungsten	Smelter not listed	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA

Tungsten	Smelter not listed	Xiamen Tungsten Co., Ltd.	CHINA

Tungsten	Smelter not listed	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd	CHINA

Tungsten	Smelter not listed	Zhuzhou Cemented Carbide Group Co Ltd	CHINA

Tungsten	Smelter not listed	Zhuzhou Cenented Carbide Group Co Ltd	CHINA

Tungsten	Smelter not listed	Zigong Cemented Carbide Co., Ltd.	CHINA

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten Co., Ltd	CHINA

Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA